CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED FROM THIS DOCUMENT. SUCH OMISSIONS ARE NOTED BY “[**]”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.10

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is made as of July 1, 2004 (“Security Agreement”), by CAMBRIDGE DISPLAY TECHNOLOGY LIMITED, a United Kingdom corporation and CDT OXFORD LIMITED, a United Kingdom corporation (collectively, or individually, as applicable, “Grantor”), in favor of IPIFS GUARANTEE CORP., a Delaware corporation (“Secured Party”).

RECITALS

WHEREAS, pursuant to a certain Credit Agreement dated as of the date hereof by and among Grantor and Lloyds TSB Bank plc (“Lender”) (as the same may from time to time be amended, modified, supplemented or restated, the “Credit Agreement”), Lender has agreed to make certain advances of money and to extend certain financial accommodations to Grantor in the amounts and manner set forth in the Credit Agreement (collectively, the “Loans”);

WHEREAS, a condition to the obligation of the Lender to make the Loans to Grantor is that the Secured Party and the Lender enter into a Letter of Understanding of even date herewith (such agreement, as amended, modified, supplemented or restated from time to time being referred to as the “Letter of Understanding”). Simultaneously herewith the Secured Party is executing and delivered the Letter of Understanding to the Lender; and

WHEREAS, the Secured Party is unwilling to enter into the Letter of Understanding unless Grantor executes and delivers (a) this Security Agreement and (b) the Reimbursement Agreement of even date herewith (such agreement, as amended, modified, supplemented or restated from time to time, being referred to as the “Reimbursement Agreement”), pursuant to which Grantor agrees to reimburse the Secured Party for any payments made by the Secured Party to Lender under (i) the Letter of Understanding or (ii) the L/C Reimbursement Agreement of even date herewith by the Secured Party in favor of Principal Financial Services, Inc.

AGREEMENT

NOW, THEREFORE, in order to induce Secured Party to enter into the Reimbursement Agreement and the Security Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees with the Secured Party for its benefit, as follows:

1. DEFINED TERMS. When used in this Security Agreement the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

1.1 “Accounts” shall have the meaning assigned to such term in Section 3.2 of this Security Agreement.

1.2 “Collateral” shall have the meaning assigned to such term in Section 2 of this Security Agreement.

1.3 “Collateral Realization” means (a) the sale, transfer, assignment or other disposition by the Secured Party of any Patent, Patent License, Copyright, Copyright License, Trademark, Trademark License or other License comprising a portion of the Collateral, or (b) the Secured Party taking and retaining possession of any Patent, Patent License, Copyright, Copyright License, Trademark, Trademark License or other License comprising a portion of the Collateral, in each case, following exercise by the Secured Party of its remedies hereunder.

1.4 “Copyrights” means all of the following in which Grantor now holds or hereafter acquires any right, title or interest: (a) all copyrights, whether registered or unregistered, held or existing pursuant to the laws of the United States, any State thereof or any other country; (b) registrations, applications and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country; (c) any continuations, renewals or extensions of any copyright; (d) any registrations to be issued in any pending applications; (e) any prior versions of works covered by copyright and all works based upon, derived from or incorporating such works; (f) any embodiments of a work that are useful or necessary for the manufacture or production of a copyrighted work including, without limitation, molds, master tapes, film reels, CDs, DVDs, disks or other magnetic or electronic media; (g) any income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to copyrights, including, without limitation, damages, claims and recoveries for past, present or future infringement; (h) any rights to sue for past, present and future infringements of any copyright; and (i) any other rights corresponding to any of the foregoing rights throughout the world.

1.5 “Copyright License” means any written agreement, in which Grantor now holds or hereafter acquires any right, title or interest, which agreement grants any right in or to any Copyright or Copyright registration (whether Grantor is the licensee or the licensor thereunder) including, without limitation, licenses pursuant to which Grantor has obtained the exclusive right to use a copyright owned by a third party, a sublicense to use a copyright, a distribution agreement regarding copyrighted works and the right to prepare for sale, sell or advertise for sale, all of the inventory now or hereafter owned by Grantor and now or hereafter covered by such license agreements.

1.6 “Event of Default” has the meaning provided in the Reimbursement Agreement.

1.7 “License” means any Copyright License, Patent License, Trademark License or other license of intellectual property rights or interests to which Grantor is or shall become a party.

1.8 “Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

1.9 “Litigation” means any suits, actions, proceedings (administrative, judicial or in arbitration, mediation or alternative dispute resolution), claims or counterclaims for infringement, misappropriation, or other violation of any of the Copyrights, Patents, Trademarks and/or Licenses.

1.10 “Patents” means all of the following in which Grantor now holds or hereafter acquires any right, title or interest: (a) all United States or foreign patents (including, without limitation, utility, design and plant patents), all registrations and recordings thereof and all applications for United States or foreign patents, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all reissues, divisions, continuations, renewals, continuations in part or extensions of any patent; (c) all petty patents, divisionals and patents of addition; (d) all patents to issue in any such applications; (e) all means of manufacturing patented products, including, without limitation, trade secrets, formulas, customer lists, manufacturing processes, mask works, molds and prototypes, (f) any income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to patents, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (g) any rights to sue for past, present and future infringements of any patent.

1.11 “Patent License” means any written agreement (other than any joint development agreement), in which Grantor now holds or hereafter acquires any right, title or interest, which agreement grants any right with respect to any Patent (whether Grantor is the licensee or the licensor thereunder) including, without limitation, licenses pursuant to which Grantor has obtained the exclusive right to use a patent owned by a third party, a sublicense to use a patent, a distribution agreement regarding one or more patented products or processes and the right to prepare for sale, sell or advertise for sale, all of the inventory now or hereafter owned by Grantor and now or hereafter covered by such license agreements.

1.12 “Secured Obligations” means (a) all obligations and liabilities of the Grantor under the Reimbursement Agreement; (b) the obligation of Grantor to pay any fees, costs and expenses of the Secured Party under Section 6.2 hereof; and (c) all other indebtedness, liabilities and obligations of Grantor to Secured Party, whether now existing or hereafter incurred, and whether created under, arising out of or in connection with any written agreement or otherwise.

1.13 “Trademarks” means any of the following in which Grantor now holds or hereafter acquires any right, title or interest: (a) any United States or foreign trademarks, trade names, corporate names, company names, business names, trade styles, trade dress, service marks, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country (collectively, the “Marks”); (b) any reissues, extensions or renewals of any Marks, (c) the goodwill of the business symbolized by or associated with the Marks, (d) all means of manufacturing goods or offering services covered by the Marks, including, without limitation, trade secrets, formulas, customer lists, manufacturing processes, molds, designs, plans and prototypes, (e) any income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to the Marks, including, without limitation, payments under all licenses entered into in connection with the Marks and damages, claims, payments and recoveries for past, present or future infringement and (f) any rights to sue for past, present and future infringements of the Marks.

1.14 “Trademark License” means any written agreement, in which Grantor now holds or hereafter acquires any right, title or interest, which agreement grants any right in and to any Trademark (whether Grantor is the licensee or the licensor thereunder) including, without limitation, licenses pursuant to which Grantor has obtained the exclusive right to use a trademark owned by a third party, a sublicense to use a trademark, a distribution agreement relating to goods or services covered by one or more trademarks and the right to prepare for sale, sell or advertise for sale, all of the inventory now or hereafter owned by Grantor and now or hereafter covered by such license agreements.

1.15 “UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of North Carolina; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Delaware, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

1.16 In addition, the following terms shall be defined terms having the meaning set forth for such terms in the UCC: “Account Debtor” and “Proceeds”. Each of the foregoing defined terms shall include all of such items now owned or existing, or hereafter arising or acquired by Grantor.

1.17 All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Reimbursement Agreement.

2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce Secured Party to enter into the Letter of Understanding, Grantor hereby grants to Secured Party a security interest in all of Grantor’s right, title and interest, if any, in, to and under the following, whether now owned or existing or hereafter arising or acquired and wheresoever located (collectively, the “Collateral”):

2.1 All Copyrights, Patents, Trademarks including, without limitation, the Copyrights, Patents and Trademarks listed in Schedule A, all Licenses including, without limitation, the Licenses listed in Schedule B and any presently pending Litigation relating to Patents or Patent Licenses including, without limitation, the Litigation listed in Schedule C; and

2.2 To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of each of the foregoing.

2.3 The accounts listed in Schedule I and all monies and other property deposited in such accounts.

3. RIGHTS OF SECURED PARTY; COLLECTION OF ACCOUNTS.

3.1 Notwithstanding anything contained in this Security Agreement to the contrary, Grantor expressly agrees that prior to the Collateral Realization relating to such License, it shall remain liable under each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such License. Nothing contained in this Security Agreement shall be deemed to impose on the Secured Party any obligation or liability under any License by reason of or arising out of this Security Agreement or the granting to Secured Party of a Lien therein or the receipt by Secured Party of any payment relating to any License pursuant hereto, or to require or obligate Secured Party in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times. Grantor agrees that any rights granted under this Security Agreement to the Secured Party with respect to all of the Collateral shall be worldwide and without any liability for royalties or other related charges from the Secured Party to Grantor.

3.2 Secured Party authorizes Grantor to collect its accounts and accounts receivable related to the sale, license, settlement, judgment or other disposition of, or otherwise arising from, any of the Collateral (collectively, the “Accounts”), provided that such collection is performed in a prudent and businesslike manner, and Secured Party may, upon the occurrence and during the continuation of any Event of Default and with prior written notice to Grantor, limit or terminate said authority at any time. Upon the occurrence and during the continuance of any Event of Default, at the request of Secured Party, Grantor shall, to the extent available to or possessed by Grantor, deliver all originals or other documents evidencing and relating to the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

3.3 Secured Party may at any time, upon the occurrence and during the continuance of any Event of Default, with prior written notice to Grantor of its intention to do so, notify any Account Debtors of Grantor or any parties to the Licenses of Grantor that the Accounts and the right, title and interest of Grantor in and under such Licenses have been assigned to Secured Party and that payments shall be made directly to Secured Party. Upon the request of Secured Party at any time after the occurrence and during the continuance of an Event of Default, Grantor shall so notify such Account Debtors and parties to such Licenses. Upon the occurrence and during the continuance of any Event of Default and upon prior written notice to Grantor, Secured Party may, in its name or in the name of others, communicate with such Account Debtors and parties to such Licenses to verify with such parties, to Secured Party’s satisfaction, the existence, amount and terms of any such Accounts or Licenses.

4. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants to Secured Party that:

4.1 Except for the security interest granted to Secured Party under this Security Agreement, and except as set forth on Schedule F attached hereto, each of which is owned by the Grantor set forth thereon and one or more third parties, Grantor is the sole legal and equitable owner of all right, title and interest in and to each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all Liens (other than the rights of each licensor or licensee party to any License), and will continue to be the sole legal and equitable owner of all right, title and interest in and to each item of the Collateral so long as the Copyrights, Patents, Trademarks and Licenses shall continue in force. For greater certainty, Grantor shall not be deemed to have breached any provision of this Section 4.1 solely by virtue of being a non-exclusive licensee under any License.

4.2 No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists. Grantor has made no previous assignment, transfer or agreements in violation hereof or constituting a present or future assignment, transfer or encumbrance on any of the Collateral.

4.3 This Security Agreement creates a legal and valid security interest on and in all of the Collateral in which Grantor now has rights. Upon the filing of appropriate financing statements in the UCC filing office for the District of Columbia, and, where applicable, the filing of a copy of this Security Agreement with the Trademark division of the United States Patent and Trademark Office, a conditional assignment with the Patent division of the United States Patent and Trademark Office, and the filing of a copy of this Security Agreement with the United States Copyright Office, Secured Party will have a fully perfected first priority security interest (under the laws of the United States) in all of the Collateral in which Grantor now has rights. This Security Agreement will create a legal and valid and fully perfected first priority security interest in the Collateral in which Grantor later acquires rights of the type which can be perfected by the following, when Grantor acquires those rights and additional filings as required are made with the United States Copyright Office, Patent and Trademark Office and/or other offices as are necessary to perfect Secured Party’s security interest in subsequent ownership rights and interests of Grantor in the Collateral.

4.4 So long as any Secured Obligations remain outstanding, the commitment of the Lender to extend credit has not been terminated or any Loan remains outstanding, Grantor will not execute, and there will not be on file in any public office, any effective financing statement or other document or instrument covering the Collateral.

4.5 On the date hereof, Grantor’s chief executive office, principal place of business and the place where Grantor maintains its records concerning the Collateral are located at the address set forth on the signature page hereof on the date hereof, and Grantor’s corporate name, type of organization, jurisdiction of organization, and corporate identification number set forth on the signature page hereof on the date hereof are all true and correct.

4.6 Grantor has the full right and power to grant the security interest in the Collateral made hereby.

4.7 No information furnished to the Secured Party concerning the Collateral and proceeds thereof, for the purpose of inducing Secured Party to enter into the Letter of Understanding and the transaction contemplated thereby, contains (or will contain at the time the information is furnished) any material misstatement of fact or omits (or will omit at the time the information is furnished) to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.8 Except as set forth on Schedule F, to the best of Grantor’s knowledge and belief, no infringement, breach or unauthorized use presently is being made of any of the Collateral which has or may reasonably be expected to have, alone or in the aggregate, a material adverse effect on the value or use of such Collateral. The Grantor has advised the Secured Party of the existence of all material restrictions on the use of the Collateral, provided that Grantor shall be deemed to have advised Secured Party of each restriction contained in each License provided to the Secured Party by Grantor.

4.9 Except as set forth on Schedule F, to the best of Grantor’s knowledge and belief (i) except for this Security Agreement and as expressly set forth in each License, there are no obligations to, covenants to or restrictions from third parties affecting Grantor’s use, disclosure, enforcement, transfer or licensing of the Collateral; (ii) all Collateral that is owned by Grantor is valid and enforceable; (iii) Grantor has the right to use all Collateral that is necessary or desirable for the operation of Grantor as presently conducted and as proposed by Grantor to be conducted; (iv) Grantor has taken all actions deemed necessary by Grantor, in the exercise of its good business judgment to maintain and protect all Collateral; (v) no loss of such Collateral is pending, reasonably foreseeable or threatened; (vi) except as set forth on Schedule C hereof, there is no claim pending or currently threatened by or against Grantor asserting the invalidity, misuse or unenforceability of any item of Collateral or challenging Grantor’s right to use or ownership of any item of Collateral, and there are no grounds for any such claim or challenge; (vii) except as set forth on Schedule C there is not any actual or threatened infringement, misappropriation, breach or other violation of any Collateral, and there are no facts raising a likelihood of infringement, misappropriation, breach or other violation; (viii) except for the grant of a security interest to the Secured Party under this Security Agreement, the consummation of the transactions contemplated by this Security Agreement, the Reimbursement Agreement and the Credit Agreement will not alter, impair or extinguish any rights of Grantor in the Collateral; (ix) except as set forth on Schedule C Grantor has not infringed, misappropriated or otherwise violated, and Grantor does not infringe, misappropriate, or otherwise violate any intellectual property or proprietary right of any other person or entity; and (x) except as set forth on Schedule C there is no claim pending or currently threatened against Grantor alleging infringement, misappropriation or other violation of intellectual property; and (xi) the Grantor has not given any warranty or indemnification in connection with any item of Collateral to any third party except for statutory and other warranties given in the ordinary course of business in connection with the sale of goods or services.

5. COVENANTS. Grantor covenants and agrees with Secured Party that from and after the date of this Security Agreement and until the Secured Obligations have been performed and paid in full (other than contingent indemnity obligations and other contingent reimbursement obligations):

5.1 Disposition of Collateral. Except as set forth on Schedule G, Grantor shall not sell, lease, assign, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so. Except as set forth on Schedule G, Grantor may enter into any agreement, including, without limitation, any license, related to any or all of the Collateral provided that Grantor obtains Secured Party’s prior written consent (such consent not to be unreasonably withheld). If Secured Party does not respond within ten (10) Business Days of receipt of Grantor’s written request for such consent (such request to include a copy of the agreement substantially in the form to be executed), Secured Party’s right to object shall be deemed waived. Notwithstanding the foregoing, Grantor may enter into any license agreement without obtaining Secured Party’s consent if such license agreement contains terms identical to those set forth in Schedule H or no less favorable to Grantor for each and every term set forth in the numbered paragraphs of Schedule H. Grantor also agrees to maintain, to the extent deemed necessary by Grantor in the exercise of good business judgment, the quality of any and all merchandise and/or services in connection with which the Trademarks are used, substantially consistent with or better than the quality of said merchandise and/or services as of the date hereof.

5.2 Relocation of Business or Collateral. Grantor shall not relocate its chief executive office, principal place of business or its records from such address(es) provided to Secured Party pursuant to Section 4(d) above without prior written notice to Secured Party except that Grantor may move its chief executive office, principal place of business or records to 2020 Cambourne Business Park, Cambourne, Cambridge, United Kingdom.

5.3 Limitation on Liens on Collateral. Grantor shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral. Notwithstanding the foregoing, liens securing purchase money obligations for intellectual property acquired from third parties after the date hereof are permitted, provided that, (i) such liens do not, at any time, encumber any property other than the property financed by such Indebtedness, and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition.

5.4 Maintenance of Records. Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral (except that this Section 5.4 shall not be applicable to Copyrights reasonably deemed to be immaterial by Grantor).

5.5 Registration and Maintenance of Intellectual Property Rights. Grantor shall (i) diligently prosecute any Patent, Trademark or material Copyright pending as of the date hereof or thereafter in the manner deemed necessary or appropriate in the good faith businesses judgment of Grantor, (ii) promptly make applications for, register or cause to be registered (to the extent not already registered and consistent with good faith business judgment) any material Copyright, any Copyright License, any Patent, any Patent License, any Trademark or any Trademark License, which is (a) set forth in Schedule A or Schedule B or (b) is individually or in the aggregate, material to the conduct of Grantor’s business, with the United States Copyright Office or Patent and Trademark Office, as applicable, including, without limitation, in all such cases the filing and payment of maintenance, registration and/or renewal fees, the filing of applications for renewal, affidavits of use, affidavits of noncontestability, the filing and diligent prosecution of opposition, interference and cancellation proceedings, and promptly responding to all United States Copyright Office or Patent and Trademark Office requests and inquiries. Grantor also agrees to preserve and maintain (consistent with good faith business judgment) all rights in the Collateral (other than Copyrights reasonably determined by Grantor to be immaterial). Any expenses incurred in connection with prosecution, registration and maintenance shall be borne by Grantor. Except to the extent consistent with past practice and consistent with the exercise of Grantor’s good faith business judgment, Grantor further agrees to retain experienced patent attorneys for the filing and prosecution of all such applications and other proceedings. Grantor shall not, without the Secured Party’s prior written consent, abandon any rights in or fail to pay any maintenance or renewal fee for any Patent, Trademark or material Copyright listed in Schedule A or materially breach, terminate, fail to renew or extend, or fail to perform any duties or obligations for any License listed in Schedule B. Grantor further agrees that it will not take any action, or permit any action to be taken by any Person to the extent that such Person is subject to its control, including licensees, or fail to take any action, which would materially impair the validity, priority, perfection or enforcement of the rights granted to the Secured Party under this Security Agreement, and any such action if it shall take place shall be null and void and of no effect whatsoever. If Grantor fails to comply with any of the foregoing provisions of Section 5.5, the Secured Party shall have the right (but shall not be obligated) to do so in Grantor’s name to the extent permitted by law, but at Grantor’s expense, and Grantor hereby agrees to reimburse the Secured Party in full for all expenses, including the fees and disbursements of counsel incurred by the Secured Party in procuring, protecting, defending and maintaining the Collateral. In the event that Grantor shall fail to pay when due any fees required to be paid by it hereunder, or shall fail to comply with any other duty under this Security Agreement, the Secured Party may, but shall not be required to, pay, satisfy, discharge or bond the same for the account of Grantor, and all monies so paid out shall be Secured Obligations of Grantor repayable on demand, together with interest at the rate applicable to the Loan.

5.6 Notification Regarding Changes in Intellectual Property. At the end of each fiscal quarter of Grantor, Grantor shall advise Secured Party of any subsequent right, title or interest of Grantor in or to any Patent, Trademark, License or material Copyright not specified on Schedule A hereto, the provisions of Section 2 above shall automatically apply thereto, and Grantor hereby authorizes and appoints Secured Party as Grantor’s attorney-in-fact solely to the extent necessary to modify or amend such Schedule, as necessary, to reflect any addition or deletion to such ownership rights, and pursuant to Schedule D, to make any additional filings. Grantor hereby authorizes the Secured Party to modify this Security Agreement by amending Schedules A and B to include any future Copyrights, Patents, Trademarks or Licenses that are Collateral under Section 2 above. In addition to any requirements in this Security Agreement for notification, Grantor shall also provide the Secured Party with quarterly reports that identify the status of the Collateral, any new Patents, Trademarks, Licenses and/or material Copyrights, any newly filed applications, the status of any pending applications, the payment of any maintenance or renewal fees, the status of any litigation and any threats of litigation, in each case, solely to the extent relating to the Collateral. Notwithstanding anything to the contrary in this Section 5.6, no representations set forth in Section 4 of this Security Agreement shall apply to any information added to Schedules A and B by the Secured Party or any modifications to such schedules made by Security Party after the effective date of this Security Agreement.

5.7 Defense of Intellectual Property. Grantor shall, to the extent it deems necessary or appropriate in its good faith businesses judgment, (i) protect, defend and maintain the validity and enforceability of all material current and future Patents, Trademarks and material Copyrights, (ii) use its commercially reasonable efforts to detect material infringements of such Copyrights, Patents and Trademarks and promptly advise Secured Party in writing of material infringements detected and (iii) not allow any material Copyrights, Patents or Trademarks to be abandoned, forfeited or dedicated to the public without the written consent of Secured Party. Grantor shall not commence, or cause to be commenced, any action, proceeding, lawsuit, mediation or arbitration relating to the Collateral without the prior written consent of the Secured Party, such consent not to be unreasonably withheld; nor shall Grantor engage in any activity or conduct that could give rise to declaratory judgment jurisdiction. At Grantor’s sole expense, Secured Party shall have the right (but shall not be obligated) to approve (such approval not to be unreasonably withheld)counsel and/or participate in any action, proceeding, lawsuit, mediation or arbitration relating to the Collateral. In addition, except as set forth in Schedule F, any proposed settlement or compromise of any action, proceeding, lawsuit, mediation or arbitration relating to the Collateral must be approved, in writing, by the Secured Party, such approval not to be unreasonably withheld. If Secured Party does not respond within ten (10) Business Days of receipt of Grantor’s written request for any consent or approval required under this Section 5.7, Secured Party’s right to object shall be deemed waived.

5.8 Further Assurances; Pledge of Instruments. At any time and from time to time, upon the written reasonable request of Secured Party, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents (including, without limitation, control agreements) and take such further action as Secured Party may reasonably deem necessary or desirable to obtain the full benefits of this Security Agreement, including, without limitation, facilitating the filing of UCC-1 Financing Statements in all applicable jurisdictions and this Security Agreement (and any amendment hereto) or any other document that the Secured Party may reasonably deem necessary, including, without limitation, any filing described in Schedule D or any other collateral assignment, (and any amendments thereto) with the United States Copyright Office, Patent and Trademark Office and/or the state or foreign equivalents of these offices, as applicable.

5.9 Right of Inspection and Audit. Upon reasonable notice to Grantor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), Secured Party shall at not more than three (3) times in any calendar year, be afforded full and free access during normal business hours (or during an Event of Default at any time and any number of times) to all the books, records, correspondence, office, facilities and operations of Grantor, including, without limitation, Grantor’s quality control processes, and Secured Party or any agents or representatives of Secured Party may examine the same, take extracts therefrom and make photocopies thereof, and Grantor agrees to render to Secured Party, at Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

5.10 Continuous Perfection. Grantor shall not change its name, identity, corporate structure, jurisdiction of organization or corporation identification number in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-506 of the UCC (or any other then applicable provision of the UCC or any other applicable law) unless Grantor gives Secured Party thirty (30) days prior written notice thereof and takes all action necessary or reasonably requested by Secured Party to amend such financing statement or continuation statement so that it is not seriously misleading.

5.11 Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, Grantor hereby irrevocably appoints Secured Party (and any of Secured Party’s designated officers or employees) as Grantor’s true and lawful attorney to: (a) send requests for verification of Accounts and Licenses or notify account debtors or licensees of Secured Party’s security interest in the Accounts and Licenses; (b) endorse Grantor’s name on any checks or other forms of payment or security that may come into Secured Party’s possession relating to any Account, License or other Collateral; (c) sign Grantor’s name on any invoice or bill of lading relating to any Account, drafts against account debtors of any Account, schedules and assignments of Accounts and Licenses, verifications of Accounts and Licenses, and notices to account debtors of any Account and licensees of any License, (d) make, settle and adjust all claims under and decisions with respect to Grantor’s policies of insurance relating to any Account, License or other Collateral; (e) settle and adjust disputes and claims respecting the Accounts and Licenses directly with account debtors and licensees, for amounts and upon terms which Secured Party determines to be reasonable; (f) modify, in its sole discretion, any intellectual property security agreement entered into between Grantor and Secured Party without first obtaining Grantor’s approval of or signature to such modification by amending reference to any right, title or interest in any Copyright, Patent, Trademark or License, acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyright, Patent, Trademark or License, in which Grantor no longer has or claims any right, title or interest; (g) file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Grantor where permitted by law; (h) endorse Grantor’s name on all applications, documents, papers and instruments, in each case, relating to the Collateral, necessary or desirable for the Secured Party in the use of the Collateral, (i) take any other actions with respect to the Collateral as the Secured Party deems in the best interest of the Secured Party; (j) grant or issue any exclusive or non-exclusive license under the Collateral to anyone or (h) assign, pledge, convey or transfer title in or dispose of the Collateral to anyone, including the Secured Party or a third party to the extent permitted under the UCC (or any other applicable law), free and clear of any encumbrance upon title thereof (other than any encumbrance created by this Security Agreement). The appointment of Secured Party as Grantor’s attorney in fact, and each and every one of Secured Party’s rights and powers, being coupled with an interest, is irrevocable until all of the Secured Obligations have been fully repaid and performed and Secured Party’s obligation to provide advances hereunder is terminated. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue of this Security Agreement.

6. RIGHTS AND REMEDIES UPON DEFAULT.

6.1 If any Event of Default shall occur and be continuing, Secured Party may exercise in addition to all other rights and remedies granted to it under this Security Agreement and under any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC (or any other applicable law). Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event, and during the existence and continuance of an Event of Default, Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker’s board or at any of Secured Party’s offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 6.4 hereof, Grantor remaining liable for any deficiency remaining unpaid after such application, and to the extent required by the UCC (or any other applicable law), only after so paying over such net proceeds and after the payment by Secured Party of any other amount required by any provision of law, need Secured Party account for the surplus, if any, to Grantor. To the maximum extent permitted by applicable law, Grantor waives all claims, damages, and demands against Secured Party arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of Secured Party. Grantor agrees that Secured Party need not give more than ten (10) days’ notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to Grantor at its address set forth on the signature page hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Secured Party is entitled, Grantor also being liable for the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.

6.2 Grantor also agrees to pay all fees, costs and expenses of Secured Party, including, without limitation, reasonable attorneys’ fees, reasonably incurred in connection with the enforcement of any of its rights and remedies hereunder.

6.3 Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

6.4 The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Secured Party in the following order of priorities:

FIRST, to Secured Party in an amount equal to the then unpaid fees, costs and expenses of Secured Party;

SECOND, to Secured Party in an amount equal to the other unpaid Secured Obligations and

FINALLY, upon payment in full of the Secured Obligations, to Grantor or its representatives, in accordance with the UCC (or any other applicable law) or as a court of competent jurisdiction may direct.

7. SECURED PARTY’S RIGHT TO SUE. From and after the occurrence and during continuance of an Event of Default, the Secured Party shall have a right, but shall in no way be obligated, to bring suit for past, present and future damages in its own name and for its own benefit to enforce the Copyrights, Patents, Trademarks and Licenses, and if the Secured Party commence any such suit, Grantor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all proper documents required by the Secured Party in aid of such enforcement.

8. INDEMNITY. Grantor agrees to defend, indemnify and hold harmless Secured Party and its officers, employees, and agents against (a) all obligations, demands, claims and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement and (b) all losses or expenses in any way suffered, incurred or paid by Secured Party as a result of or in any way arising out of or following transactions between Secured Party, Lender and/or Grantor, whether under this Security Agreement, the Letter of Understanding, the Reimbursement Agreement or otherwise (including without limitation, reasonable attorneys’ fees and expenses for one firm of counsel), except for losses arising from or out of Secured Party’s gross negligence or willful misconduct.

9. LIMITATION ON SECURED PARTY’S DUTY IN RESPECT OF COLLATERAL. Secured Party shall deal with the Collateral in the same manner as it deals with similar property for its own account. Secured Party shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it takes such action as Grantor requests in writing, but failure of Secured Party to comply with any such request shall not in itself be deemed a failure to act reasonably and no failure of Secured Party to do any act not so requested shall be deemed a failure to act reasonably.

10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s property and assets and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11. MISCELLANEOUS.

11.1 No Waiver; Cumulative Remedies.

11.1.1 Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its respective rights or remedies hereunder, nor shall any single or partial exercise of any right or remedy hereunder on any one occasion preclude the further exercise thereof or the exercise of any other right or remedy.

11.1.2 The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law.

Grantor acknowledges and agrees that this Security Agreement is not intended to limit or restrict in any way the rights and remedies of the Secured Party but rather is intended to facilitate the exercise of such rights and remedies. The Secured Party shall have, in addition to all other rights and remedies given it by the terms of the Security Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the UCC (or any other applicable law). Recourse to security will not be required at any time.

11.1.3 None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Secured Party.

11.2 Releases.

11.2.1 This Security Agreement is made for collateral purposes only. Subject to Section 11.2.2 below, at such time as the Secured Obligations shall have been paid and performed in full (other than contingent indemnity obligations and other contingent reimbursement obligations), the Collateral shall automatically be released from the Liens created hereby, and this Security Agreement and all obligations of Secured Party and Grantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to Grantor. At the request and sole expense of Grantor following any such termination Secured Party shall deliver to Grantor all termination statements, releases or other instruments as may be necessary or proper to revest in Grantor (without recourse to or warranty by the Secured Party) full title to the Collateral granted in this Security Agreement, subject to any acceptance or disposition of Collateral which may have been made by the Secured Party pursuant to this Security Agreement.

11.2.2 This Security Agreement and the security interests granted herein shall remain in full force and effect and continue to be effective if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, avoided, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is avoided, rescinded, reduced, restored or returned, the Secured Obligations and the security interests granted herein shall be reinstated and the Secured Obligations shall be deemed reduced only by such amount paid and not so avoided, rescinded, reduced, restored or returned. The provisions of this Section 11.2.2 shall survive repayment of all of the Secured Obligations, and the termination of this Security Agreement in any manner

11.3 Successor and Assigns. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and permitted assigns of Grantor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, any future holder of any of the Secured Obligations and their respective successors and assigns. The Secured Party may, without cost or expense to Grantor, assign to any Eligible

Assignee all or any part of, or any interest (undivided or divided) in, the Secured Party’s rights and benefits under this Security Agreement including, without limitation, the right, title or interest in and to the Collateral. For the purpose of this Section 11.3, the term “Eligible Assignee” shall mean (a) prior to the occurrence of a Default or an Event of Default, any financial institution, financial services company, insurance or reinsurance company, government agency, investment company, institutional investor or pension fund, or (b) after a Default or an Event of Default, any Person. To the extent of any assignment by the Secured Party, the assignee shall have the same rights and benefits against Grantor hereunder as it would have had if such assignee were the Secured Party. Grantor may not assign this Security Agreement without the prior written consent of the Secured Party, which consent may be granted or withheld at the sole discretion of the Secured Party. Grantor’s successors shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Grantor. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Secured Party hereunder.

11.4 Notices. All notifications and other communications permitted or required under this Agreement shall be in writing. Notices shall be effective upon delivery if delivered to the party entitled to receive the same by hand or two Business Day after deposit with an internationally recognized overnight courier, specifying next day delivery with written verification of receipt, addressed to such party at the address set forth on the signature page hereof.

11.5 Confidentiality; Sharing Information. Secured Party agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its affiliates and to its affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Security Agreement or any Related Document, (e) in connection with the exercise of any remedies hereunder or under any other Related Document or any action or proceeding relating to this Security Agreement or any other Related Document or the enforcement of rights hereunder or thereunder, (f) subject to any agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Security Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Grantor and its obligations, (g) with the consent of the Grantor or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to Secured Party or any of its affiliates on a non-confidential basis from a source other than the Grantor.

For the purpose of this Section, “Information” means all information received from the Grantor relating to the Grantor or any of its businesses, other than any such information that is available to Secured Party on a non-confidential basis prior to disclosure by the Grantor, provided that, in the case of information received from the Grantor after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

11.6 Counterparts. This Security Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

11.7 Severability. If any provision of this Security Agreement is held to be unenforceable under applicable law for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Security Agreement shall be deemed valid and enforceable to the fullest extent possible under applicable law.

11.8 Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE SECURED OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE EXCEPT TO THE EXTENT THAT PERFECTION OR THE EFFECT OF PERFECTION OF ANY SECURITY INTEREST IN THE COLLATERAL MAY BE GOVERNED BY THE LAWS OF ANY OTHER JURISDICTION.

11.9 Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST EACH PARTY HERETO WITH RESPECT TO THIS SECURITY AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN NEW YORK, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, EACH PARTY HERETO ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS SECURITY AGREEMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. EACH OF PARTIES HERETO IRREVOCABLY WAIVES (I) TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT AND (II) ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE

LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

11.10 Advice of Counsel. Grantor represents to the Secured Party that Grantor’s attorneys have reviewed this Security Agreement and that it has discussed this Security Agreement with its attorneys.

11.11 Section and Heading Titles. The section and heading titles are for convenience and reference only and shall not affect in any way the interpretation of any of the provisions of this Security Agreement.

(Remainder of page intentionally left blank)

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

CAMBRIDGE DISPLAY TECHNOLOGY LIMITED		CDT OXFORD LIMITED

By:	/s/ Stephen Chandler	By:	/s/ Scott S. D. Brown
	Printed Name: Stephen Chandler		Printed Name: Scott S. D. Brown
	Title: General Counsel		Title: Director

ADDRESS OF GRANTOR:	ADDRESS OF GRANTOR

Greenwich House	Greenwich House
Madingley Rise	Madingley Rise
Madingley Road	Madingley Road
Cambridge CB30TX	Cambridge CB30TX
Great Britain	Great Britain

TYPE OF ORGANIZATION: Corporation	TYPE OF ORGANIZATION: Corporation
JURISDICTION: United Kingdom	JURISDICTION: United Kingdom
CORPORATE ID NUMBER: 2672530	CORPORATE ID NUMBER: 4421247

ACCEPTED AND ACKNOWLEDGED BY:
IPIFS GUARANTEE CORP.
By:	/s/ Keith Agisim
Printed Name: Keith Agisim
Title: President

ADDRESS OF IPIFS GUARANTEE CORPORATION:

2221 Edge Lake Drive
Suite 100
Charlotte, NC 28217

Schedule A To Security Agreement

INTELLECTUAL PROPERTY

Copyrights

None.

Trademarks

“CDT”

CDT ref.	Country	Filed	Applic #	Status
CDT30001 Class 9 / 11 / 42	EUROPEAN COMMUNITY	30-Jan- 2002.	2561751	Pending

CDT30009	USA	25-Jul— 2002	78/147,803	Pending

CDT30010 Class 9 / 11 / 42	KOREA	26 July 2002	45-2002-0002587	Granted 20/2/04,#0009344

CDT30011	JAPAN	29 July 2002	63856/2002.	Pending

CDT30012 Class 9 Class 11 Class 42	CHINA	30th July 2002 30th July 2002 30th July 2002	3258506 3258505 3258503	Granted 27/02/04, # 3258506 Granted 13/11/03, # 3258505 Preliminarily approved awaiting Grant confirmation.

CDT30013 Class 9 Class 11 Class 42	TAIWAN	29th July 2002 29th July 2002 29th July 2002	91031266 91031267 91031268	Granted 01/12/03, # 1068707 Granted 16/09/03, # 1057780 Granted 01/12/03, # 184437

CDT30014 Class 9 Class 11 Class 42	HONG KONG	29th July 2002 29th July 2002 29th July 2002	11631/2002 11632/2002 11633/2002	Pending Granted 21/02/03, # B02497/2003 Pending

“CDT is LEP”

CDT ref.	Country	Filed	Applic #	Status
CDT30007	EUROPEAN COMMUNITY	30-Jan-2002	2561702	Granted 02/05/03

“CAMBRIDGE DISPLAY TECHNOLOGY”

CDT ref.	Country	Filed	Applic #	Status
CDT30006 Class 9 / 11 & 42	EUROPEAN COMMUNITY	30-Jan-2002	2561728	Granted 17/9/03

CDT30015	USA	July 2002	78/147,455	Pending

CDT30017	JAPAN	26 July 2002	63324/2002	Granted 24/01/03 #4640217

CDT30018 Class 9 Class 11 Class 42	CHINA	30th July 2002 30th July 2002 30th July 2002	3258509 3158508 3258507	Pending “ “

CDT30019 Class 9 Class 11 Class 42	TAIWAN	29th July 2002 29th July 2002 29th July 2002	91031263 91031264 91031265	Notice of allowance Pending Granted 16/11/03, # 190033

CDT30020 Class 9 Class 11 Class 42	HONG KONG	29th July 2002 29th July 2002 29th July 2002	11628/2002 11629/2002 11630/2002	Granted 30/01/02, # B02140/2004 Granted 30/01/02, # B15286/2003 Granted 30/01/02, # B02141/2004

“P-OLED”

CDT ref.	Country	Filed	Applic #	Status
CDT30022 Class 9 / 11 & 42	EUROPEAN COMMUNITY	4-June-2004	2561728	TBA

Patents

Case Number: 1	Owner: CDT

Title: Optical Modulators based on Polymers

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	0304554	19-May-1988	0294061	08-Sep-1993
France	Granted	88 304554.4	19-May-1988	0294061	08-Sep-1993
Germany, Federal Republic	Granted	88 304554.4	19-May-1988	DE3883853.2	08-Sep-1993
United Kingdom	Granted	88 304554.4	19-May-1988	0294061	08-Sep-1993
United States of America	Granted	07/196,409	20-May-1988	4,923,288	08-May-1990

Case Number: 2	Owner: CDT

Title: Semiconductive Copolymers for use in Electroluminescent

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Australia	Granted	0054285	18-Apr-1990	0626415	24-Nov-1992
Austria	Granted	0906272	18-Apr-1990	0117834	25-Jan-1995
Brazil	Granted	PI 9006718-5	18-Apr-1990	PI9006718-5	29-Dec-1998
Canada	Granted	2030785	18-Apr-1990	2,030,785	30-May-2000
European Patent Convention	Granted	0906272	18-Apr-1990	0423283	25-Jan-1995
Finland	Granted	906271	18-Apr-1990	112555	15-Dec-2003
France	Granted	90 906272.1	18-Apr-1990	0423283	25-Jan-1995
Germany, Federal Republic	Granted	90 906272.1	18-Apr-1990	P69016345.2	25-Jan-1995
Hong Kong	Granted	90 906272.1	18-Apr-1990	245/97	25-Jan-1995
Italy	Granted	90 906272.1	18-Apr-1990	0423283	25-Jan-1995
Japan	Granted	0116159	18-Apr-1990	3239991	12-Oct-2001
Japan	Granted	0506028	18-Apr-1990	3249971	16-Nov-2001
Korea, Republic of	Granted	702649/1990	18-Apr-1990	189398	15-Jan-1999
Netherlands	Granted	90 906272.1	18-Apr-1990	0423283	25-Jan-1995
Singapore	Granted	90 906272.1	18-Apr-1990	9790575-6	25-Jan-1995
Spain	Granted	90 906272.1	18-Apr-1990	0423283	25-Jan-1995
Sweden	Granted	90 906272.1	18-Apr-1990	0423283	25-Jan-1995
Switzerland	Granted	90 906272.1	18-Apr-1990	0423283	25-Jan-1995
United Kingdom	Granted	90 906272.1	18-Apr-1990	0423283	25-Jan-1995
United States of America	Granted	07/634,117	28-Dec-1990	5,247,190	21-Sep-1993
United States of America	Granted	80/050,348	05-May-1993	5,399,502	21-Mar-1995
Patent Cooperation Treaty	Nat. Filed	PCTGB90/00584	18-Apr-1990

Case Number: 3	Owner: CDT

Title: Semiconductive Polymers for use in Luminescent Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Austria	Granted	0915877	22-Aug-1991	E179434	09-Apr-2003
Belgium	Granted	91 915877.4	22-Aug-1991	0544795	09-Apr-2003
Denmark	Granted	91 915877.4	22-Aug-1991	0544795	09-Apr-2003
European Patent Convention	Granted	0915877	22-Aug-1991	0544795	09-Apr-2003
France	Granted	91 915877.4	22-Aug-1991	0544795	09-Apr-2003
Germany, Federal Republic	Granted	91 915877.4	22-Aug-1991	69131180e103309	22-Aug-2011
Greece	Granted	3030441	22-Aug-1991	20030402414	09-Apr-2003
Hong Kong	Granted	0111004	22-Aug-1991	1010381	11-Aug-2000
Italy	Granted	91 915877.4	22-Aug-1991	0544795	09-Apr-2003
Japan	Granted	0230678	30-Jul-2001	3336314	02-Aug-2002
Japan	Granted	0514597	22-Aug-1991	3242648	19-Oct-2001
Luxembourg	Granted	91 915877.4	22-Aug-1991	0544795	09-Apr-2003
Netherlands	Granted	91 915877.4	22-Aug-1991	0544795	09-Apr-2003
Spain	Granted	91 915877.4	22-Aug-1991	0544795	09-Apr-2003
Sweden	Granted	91 915877.4	22-Aug-1991	0544795	09-Apr-2003
Switzerland	Granted	91 915877.4	22-Aug-1991	0544795	09-Apr-2003
United Kingdom	Granted	91 915877.4	22-Aug-1991	0544795	09-Apr-2003
United States of America	Granted	07/748,777	22-Aug-1991	5,401,827	28-Mar-1995
United States of America	Granted	08/506,201	18-Sep-1995	5,672,678	30-Sep-1997
United States of America	Granted	08/246,269	19-May-1994	5,512,654	30-Apr-1996
Patent Cooperation Treaty	Nat. Filed	PCTGB91/01420	22-Aug-1991
Canada	Published	2089482	22-Aug-1991

Case Number: 4	Owner: CDT

Title: Patterning of Semiconductive Polymers

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	0915529	22-Aug-1991	0544771	13-Mar-1996
Germany, Federal Republic	Granted	P69117957.3	22-Aug-1991	P69117957.3	13-Mar-1996
Hong Kong	Granted	91 915529.1	22-Aug-1991	244/97	27-Feb-1997
United Kingdom	Granted	91 915529.1	22-Aug-1991	0544771	13-Mar-1996
United States of America	Granted	08/199,036	18-Feb-1994	5,425,125	13-Jun-1995
United States of America	Granted	07/748,795	22-Aug-1991	5,328,809	12-Jul-1994
Patent Cooperation Treaty	Nat. Filed	PCTGB91/01421	22-Aug-1991

Case Number: 5	Owner: CDT

Title: Manufacture of Electroluminescent Device

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	93/917914.9	26-Jul-1993	0653148	20-Nov-1996
France	Granted	93 917914.9	26-Jul-1993	0653148	20-Nov-1996
Germany, Federal Republic	Granted	93 917914.9	26-Jul-1993	P69306115.4	20-Nov-1996
Hong Kong	Granted	93 917914.9	26-Jul-1993	376/97	27-Mar-1997
Japan	Granted	6-504319	26-Jul-1993	3478824	03-Oct-2003
Korea, Republic of	Granted	700309/1995	26-Jul-1993	299657	11-Jun-2001
United Kingdom	Granted	93 917914.9	26-Jul-1993	0653148	20-Nov-1996
United States of America	Granted	08/379,503	26-Jul-1993	5,747,182	05-May-1998
Patent Cooperation Treaty	Nat. Filed	PCTGB93/01573	26-Jul-1993

Case Number: 6	Owner: CDT

Title: Electroluminescent Device

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	0917915	26-Jul-1993	0653149	20-Nov-1996
France	Granted	93 917915.6	26-Jul-1993	0653149	20-Nov-1996
Germany, Federal Republic	Granted	93 917915.6	26-Jul-1993	P69306116.2	20-Nov-1996
Hong Kong	Granted	93 917915.6	26-Jul-1993	375/97	27-Mar-1997
Korea, Republic of	Granted	700310/1995	26-Jul-1993	299658	11-Jun-2001
United Kingdom	Granted	93 917915.6	26-Jul-1993	0653149	20-Nov-1996
United States of America	Granted	08/848,952	26-Jul-1993	5,807,627	15-Sep-1998
Patent Cooperation Treaty	Nat. Filed	PCTGB93/01574	26-Jul-1993
Japan	Published	6-504320	26-Jul-1993

Case Number: 7	Owner: CDT

Title: Electroluminescent Device Comprising a Chromophoric Polymeric

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	08/481,379	17-Dec-1993	5,653,914	05-Aug-1997
Patent Cooperation Treaty	Nat. Filed	PCTGB93/93025	17-Dec-1993

Case Number: 8	Owner: CDT

Title: Polymers for Electroluminiscent Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	0915663	20-May-1994	0704094	08-Aug-2001
Germany, Federal Republic	Granted	94 915663.2	20-May-1994	69427909	08-Aug-2001
Netherlands	Granted	94 915663.2	20-May-1994	0704094	08-Aug-2001
United Kingdom	Granted	94 915663.2	20-May-1994	0704094	08-Aug-2001
United States of America	Granted	08/210,327	18-Mar-1994	5,514,878	07-May-1996
Patent Cooperation Treaty	Nat. Filed	PCTGB94/01118	20-May-1994

Case Number: 9	Owner: CDT

Title: Electroluminescent Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	0924916	26-Aug-1994	0715803	29-Oct-1997
Germany, Federal Republic	Granted	94 924916.3	26-Aug-1994	P69406550.1	29-Oct-1997
Hong Kong	Granted	94 924916.3	26-Aug-1994	1004618	27-Nov-1998
Netherlands	Granted	94 924916.3	26-Aug-1994	0715803	29-Oct-1997
United Kingdom	Granted	94 924916.3	26-Aug-1994	0715803	29-Oct-1997
United States of America	Granted	08/604,966	22-Apr-1996	5,821,690	13-Oct-1998
Patent Cooperation Treaty	Nat. Filed	PCTGB94/01840	23-Aug-1994

Case Number: 11	Owner: CDT

Title: Photodetective Device Having a Semiconductor Conjugated

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	08/305,848	14-Sep-1994	5,523,555	04-Jun-1996

Case Number: 12	Owner: CDT

Title: Photoresponsive Materials

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Granted	0024894	09-Dec-1994	2296815	17-Mar-1999
United States of America	Granted	08/569,710	08-Dec-1995	5,698,048	16-Dec-1997

Case Number: 15	Owner: CDT

Title: Manufacture of Organic Light Emitting Diodes

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	96910097.3	17-Apr-1996	0821862	26-Jun-2002
France	Granted	96 910097.3	17-Apr-1996	0821862	26-Jun-2002
Germany, Federal Republic	Granted	96 910097.3	17-Apr-1996	0821862	26-Jun-2002
United Kingdom	Granted	96 910097.3	17-Apr-1996	0821862	26-Jun-2002
United States of America	Granted	08/930,230	17-Apr-1996	5,965,979	12-Oct-1999
Patent Cooperation Treaty	Nat. Filed	PCTGB96/00923	17-Apr-1996
Japan	Published	0531552	17-Apr-1996

Case Number: 16	Owner: CDT

Title: Fabrication of Organic Light Emitting Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	0910103	18-Apr-1996	0823133	17-Jul-2002
France	Granted	96 910103.9	18-Apr-1996	0823133	17-Jul-2002
Germany, Federal Republic	Granted	96 910103.9	18-Apr-1996	69622392e103317	18-Apr-2016
United Kingdom	Granted	96 910103.9	18-Apr-1996	0823133	17-Jul-2002
United States of America	Granted	08/945,570	18-Apr-1996	5,929,562	27-Jul-1999
Patent Cooperation Treaty	Nat. Filed	PCTGB96/00929	18-Apr-1996
Japan	Published	0531556	18-Apr-1996

Case Number: 17	Owner: CDT

Title: Electroluminescent Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Granted	97 15336.5	17-Apr-1996	2312326	28-Jul-1999
United States of America	Granted	08/922,809	17-Apr-1996	6,188,175	13-Feb-2001
Patent Cooperation Treaty	Nat. Filed	PCTGB96/00925	17-Apr-1996

Case Number: 18	Owner: CDT

Title: Backlights for Light Modulators

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Granted	97 15334.0	17-Apr-1996	2314196	17-Jun-1998
United States of America	Granted	08/894,901	17-Apr-1996	6,111,560	29-Aug-2000
Patent Cooperation Treaty	Nat. Filed	PCTGB96/00924	17-Apr-1996

Case Number: 20	Owner: CDT

Title: Sensing Device

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Granted	96 15319.2	22-Jul-1996	2315594	16-Aug-2000

Case Number: 23	Owner: CDT

Title: Cross Linking Polymers and Oxadiazoles

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	0941813	28-Dec-1995	0800563	12-Jul-2000
Germany, Federal Republic	Granted	69518011.8-08	18-Jul-1997	DE69518011	12-Jul-2000
Netherlands	Granted	95 941813.8	18-Jul-1997	0800563	12-Jul-2000
United Kingdom	Granted	95 941813.8	18-Jul-1997	0800563	12-Jul-2000
United States of America	Granted	09/561,831	28-Apr-2000	6,559,256	06-May-2003
United States of America	Granted	09/561,847	28-Apr-2000	6,723,811	20-Apr-2004
Patent Cooperation Treaty	Nat. Filed	PCTGB95/03043	28-Dec-1995
Japan	Pending	8-520312	28-Dec-1995
European Patent Convention	Published	99124732.1	28-Dec-1995
European Patent Convention	Published	02080081.9	28-Dec-1995
Hong Kong	Published	03106548.1	11-Sep-2003
Japan	Published	2002-340806	25-Nov-2002
United States of America	Published	10/313,252	06-Dec-2002
United States of America	Published	10/642,097	15-Aug-2003

Case Number: 24	Owner: CDT

Title: Efficient Backlighting for LCD’s

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Granted	0022791	02-Apr-1997	2314665	17-May-2000
Patent Cooperation Treaty	Nat. Filed	PCTGB97/00939	02-Apr-1997

Case Number: 25	Owner: CDT

Title: High Contrast Displays

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Granted	0022790	10-Apr-1997	2316228	06-Dec-2000
United States of America	Granted	08/973,322	10-Apr-1997	6,211,613	03-Apr-2001
Patent Cooperation Treaty	Nat. Filed	PCTGB97/00996	10-Apr-1997

Case Number: 26	Owner: CDT

Title: Protective Thin Oxide Layer

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	09/180,037	06-May-1999	6,541,790	01-Apr-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB97/01208	02-May-1997
United States of America	Pending	10/350,129	24-Jan-2003
European Patent Convention	Published	0920818	02-May-1997

Case Number: 27	Owner: CDT

Title: Organic Light Emitting Diode Colour Display

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	09/155,951	10-Apr-1997	6,395,328	28-May-2002
Patent Cooperation Treaty	Nat. Filed	PCTGB97/00995	10-Apr-1997
Korea, Republic of	Pending	708039	10-Apr-1997
European Patent Convention	Published	0916532	10-Apr-1997
Japan	Published	0535981	10-Apr-1997

Case Number: 28	Owner: CDT

Title: High Efficiency EL Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
China	Granted	97 196867.5	29-Jul-1997	1130956C	10-Dec-2003
European Patent Convention	Granted	0933784	29-Jul-1997	0947123	27-Feb-2002
France	Granted	97 933784.7	29-Jul-1997	0947123	27-Feb-2002
Germany, Federal Republic	Granted	97 933784.7	29-Jul-1997	69710781e103327	29-Jul-2017
Italy	Granted	97 933784.7	29-Jul-1997	0947123	27-Feb-2002
Netherlands	Granted	97 933784.7	29-Jul-1997	0947123	27-Feb-2002
United Kingdom	Granted	97933784.7	29-Jul-1997	0947123	27-Feb-2002
United States of America	Granted	09/230,401	05-Oct-1999	6,605,823	12-Aug-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB97/02039	29-Jul-1997
Japan	Pending	0508616	29-Jul-1997
United States of America	Pending	10/615,924	07-Oct-2003

Case Number: 29	Owner: CDT

Title: Electrode Deposition for Organic Light Emitting Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	09/254,302	04-Sep-1997	6,402,579	11-Jun-2002
United States of America	Granted	10/081,849	25-Feb-2002	6,488,555	03-Dec-2002
Patent Cooperation Treaty	Nat. Filed	PCTGB97/02395	04-Sep-1997
European Patent Convention	Published	97939049	04-Sep-1997
Japan	Published	10-0512367	04-Sep-1997

Case Number: 31	Owner: CDT

Title: Organic Light-Emitting Devices with Improved Cathode

Country	Status	Application Number	Application Date	Patent Number	Issue Date
China	Granted	97197569.8	04-Sep-1997	ZL97197569	14-May-2003
European Patent Convention	Granted	97939034.1	04-Sep-1997	0925709	13-Aug-2003
France	Granted	97 939034.1	04-Sep-1997	0925709	13-Aug-2003
Germany, Federal Republic	Granted	97 939034.1	04-Sep-1997	69724129e103313	04-Sep-2017
Netherlands	Granted	97 939034.1	04-Sep-1997	0925709	13-Aug-2003
United Kingdom	Granted	97 939034.1	04-Sep-1997	0925709	13-Aug-2003
United States of America	Granted	09/254,294	04-Sep-1997	6,255,774	03-Jul-2001
Patent Cooperation Treaty	Nat. Filed	PCTGB97/02380	04-Sep-1997
Japan	Published	0512357	04-Sep-1997

Case Number: 33	Owner: CDT

Title: Control of Conjugation Length in Semiconductive Polymers

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	09/230,374	29-Jul-1997	6,423,428	23-Jul-2002
Patent Cooperation Treaty	Nat. Filed	PCTGB97/02038	29-Jul-1997

Case Number: 36	Owner: CDT

Title: Pulsed LEP Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	08/934,873	22-Sep-1997	6,002,206	14-Dec-1999

Case Number: 38	Owner: CDT

Title: Viscosity Modification of Precursor Solutions

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Granted	0012582	26-Jan-1998	2335430	13-Sep-2000
United States of America	Granted	09/355,383	26-Jan-1998	6,153,711	28-Nov-2000
Patent Cooperation Treaty	Nat. Filed	PCTGB98/00214	26-Jan-1998

Case Number: 42	Owner: CDT

Title: Electrically Conducting Colour Filters for use in Organic Light Emitting

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB98/01804	19-Jun-1998
United States of America	Pending	09/446,476	19-Jun-1998

Case Number: 43	Owner: CDT

Title: Methods of Increasing the Efficiency of Organic Electroluminescent Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	09/486,680	31-May-2000	6,580,212	17-Jun-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB98/02615	01-Sep-1998

Case Number: 44	Owner: CDT

Title: Electroluminescent Device

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	09/196,983	20-Nov-1998	6,384,528	07-May-2002
European Patent Convention	Published	0309500	19-Nov-1998

Case Number: 45	Owner: CDT

Title: Electroluminescent Device

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	98 306888.3	27-Aug-1998	0901176	29-Oct-2003
France	Granted	98/306888.3	27-Aug-1998	0901176	29-Oct-2003
Germany, Federal Republic	Granted	98 306888.3	27-Aug-1998	69819270e103329	27-Aug-2018
United Kingdom	Granted	98306888.3	27-Aug-1998	0901176	29-Oct-2003
United States of America	Granted	09/143,100	28-Aug-1998	6,416,885	09-Jul-2002
United States of America	Granted	09/976,319	15-Oct-2001	6,551,727	22-Apr-2003
Hong Kong	Pending	03102284.8	31-Mar-2003
European Patent Convention	Published	02077318	27-Aug-1998

Case Number: 47	Owner: CDT

Title: High Efficiency Co-Polymers

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	0943059	26-Sep-1997	0928305	28-Jun-2000
France	Granted	97 943059.2	28-Sep-1997	0928305	28-Jun-2000
Germany, Federal Republic	Granted	97 943059.2	28-Sep-1997	P69702400.8	28-Jun-2000
Netherlands	Granted	97 943059.2	28-Sep-1997	0928305	28-Jun-2000
United Kingdom	Granted	97 943059.2	28-Sep-1997	0928305	28-Jun-2000
Patent Cooperation Treaty	Nat. Filed	PCTGB97/02653	26-Sep-1997
Japan	Published	0515423	26-Sep-1997

Case Number: 48	Owner: CDT

Title: Materials for Polymer Electroluminescent Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Japan	Granted	0517035	21-Oct-1998	3243247	19-Oct-2001
Patent Cooperation Treaty	Nat. Filed	PCTGB98/03154	21-Oct-1998
United States of America	Pending	09/529,873	21-Oct-1998
European Patent Convention	Published	98949124.6	21-Oct-1998

Case Number: 49	Owner: CDT

Title: Sputter Deposition

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	09/555,240	04-Aug-2000	6,559,593	06-May-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB98/03489	20-Nov-1998

Case Number: 50	Owner: CDT

Title: Light Emitting Polymer Device

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Granted	97 25050.0	26-Nov-1997	2319880	08-Nov-2000
United States of America	Granted	08/978,989	26-Nov-1997	5,965,901	12-Oct-1999

Case Number: 51	Owner: CDT

Title: Microactivity with Tunable Resonance Wavelength

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Granted	97 25523.6	02-Dec-1997	2320105	26-Jul-2000
United States of America	Granted	08/984,636	03-Dec-1997	5,969,475	19-Oct-1999

Case Number: 53	Owner: CDT-SEC

Title: Electroluminescent Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	09/641,229	17-Aug-2000	6,429,601	06-Aug-2002
Patent Cooperation Treaty	Nat. Filed	PCTGB99/00383	05-Feb-1999
Japan	Pending	2000-532839	05-Feb-1999
Korea, Republic of	Pending	2000-7009072	05-Feb-1999
China	Published	99 803127.5	05-Feb-1999
European Patent Convention	Published	0904974	05-Feb-1999

Case Number: 54	Owner: CDT-SEC

Title: Display Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Taiwan	Granted	88108774	27-May-1999	148277	01-May-2002
United States of America	Granted	09/640,436	17-Aug-2000	6,498,049	24-Dec-2002
Patent Cooperation Treaty	Nat. Filed	PCTGB99/00530	19-Feb-1999
Japan	Pending	2000-532872	19-Feb-1999
Korea, Republic of	Pending	5996/1999	23-Feb-1999
China	Published	99 103116.4	23-Feb-1999
European Patent Convention	Published	0906330.8	19-Feb-1999

Case Number: 55	Owner: CDT-SEC

Title: Display Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Japan	Granted	2000-532869	05-Feb-1999	3515955	23-Jan-2004
United States of America	Granted	09/640,619	17-Aug-2000	6,518,700	11-Feb-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB99/00381	05-Feb-1999
Korea, Republic of	Pending	7009276/2000	05-Feb-1999
China	Published	99 803261.1	05-Feb-1999
European Patent Convention	Published	0904972	05-Feb-1999

Case Number: 56	Owner: CDT

Title: Electroluminescent Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	99907773.8	12-Mar-1999	1062844	01-Oct-2003
France	Granted	99 907773.8	12-Mar-1999	1062844	01-Oct-2003
Germany, Federal Republic	Granted	99 907773.8	12-Mar-1999	69911753	01-Oct-2003
Japan	Granted	2000-537410	12-Mar-1999	3479642	03-Oct-2003
Netherlands	Granted	99 907773.8	12-Mar-1999	1062844	01-Oct-2003
United Kingdom	Granted	99 907773.8	12-Mar-1999	1062844	01-Oct-2003
United States of America	Granted	09/656,227	06-Sep-2000	6,558,219	06-May-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB99/00740	12-Mar-1999

Case Number: 57	Owner: CDT

Title: Electroluminescent Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Taiwan	Granted	88108773	27-May-1999	175630	07-Aug-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB99/00741	12-Mar-1999
Japan	Pending	2004-098825	12-Mar-1999
Japan	Pending	2000-537271	12-Mar-1999
Korea, Republic of	Pending	7010005/2000	12-Mar-1999
United States of America	Pending	09/508,367	12-Mar-1999
China	Published	99 803981.0	12-Mar-1999
European Patent Convention	Published	0907774	12-Mar-1999
United States of America	Published	10/682,204	10-Oct-2003

Case Number: 58	Owner: CDT

Title: Conjugated Polymers

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Granted	98 06947.9	31-Mar-1998	2328442	05-Sep-2001
United States of America	Granted	09/283,127	31-Mar-1999	6,340,732	22-Jan-2002

Case Number: 59	Owner: CDT

Title: Multilayer Photovotaic or Photoconductive Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Taiwan	Granted	88103540	08-Mar-1999	148687	07-May-2002
United States of America	Granted	09/646,325	02-Feb-1999	6,340,789	22-Jan-2002
Patent Cooperation Treaty	Nat. Filed	PCTGB99/00349	02-Feb-1999
Japan	Pending	2000-538395	02-Feb-1999
Korea, Republic of	Pending	7010420/2000	02-Feb-1999
China	Published	99 805464.X	02-Feb-1999
European Patent Convention	Published	0903818	02-Feb-1999

Case Number: 60	Owner: CDT

Title: Flexible Substrates for Organic Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	09/283,424	01-Apr-1999	6,592,969	15-Jul-2003
European Patent Convention	Pending	04076051.4	02-Apr-2004
European Patent Convention	Published	990302512.1	31-Mar-1999
Japan	Published	11-97047	02-Apr-1999
United States of America	Published	10/326,977	24-Dec-2002

Case Number: 62	Owner: CDT

Title: Methods For Controlling a Light Emmissive Display

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB99/01145	14-Apr-1999
Hong Kong	Pending	01 105178.2	14-Apr-1999
Japan	Pending	2000-543952	14-Apr-1999
United States of America	Pending	09/687,682	14-Apr-1999
United States of America	Pending	10/834,972	14-Apr-1999
European Patent Convention	Published	0915946	14-Apr-1999

Case Number: 63	Owner: CDT

Title: Backlit Displays

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB99/01157	15-Apr-1999

Case Number: 64	Owner: CDT

Title: Selective Depositions of Polymer Films

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Granted	99 09418.7	23-Apr-1999	2336553	08-Jan-2003
Germany, Federal Republic	Published	9918193	22-Apr-1999	19918193.4
Japan	Published	11-118689	26-Apr-1999

Case Number: 65	Owner: CDT

Title: Backlit Displays

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	0926631	16-Jun-1999	1088297	02-May-2003
France	Granted	99 926631.5	16-Jun-1999	1088297	02-May-2003
Germany, Federal Republic	Granted	0926631	16-Jun-1999	69907451e103302	16-Jun-2019
Netherlands	Granted	99 926631.5	16-Jun-1999	1088297	02-May-2003
United Kingdom	Granted	99 926631.5	16-Jun-1999	1088297	02-May-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB99/01918	16-Jun-1999
United States of America	Pending	09/719,955	16-Jun-1999
Japan	Published	2000-555231	19-Dec-2000

Case Number: 66	Owner: CDT
Title: Light-Emissive Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	09/333,359	15-Jun-1999	6,635,990	21-Oct-2003
Japan	Pending	174590/99	21-Jun-1999
European Patent Convention	Published	99304692.9	16-Jun-1999

Case Number: 69	Owner: CDT

Title: Particles and Devices Comprising Particles

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB99/02263	14-Jul-1999
Korea, Republic of	Pending	7000611/2001	14-Jul-1999
United States of America	Pending	09/743,692	14-Jul-1999
China	Published	99 810348.9	14-Jul-1999
European Patent Convention	Published	0933039	14-Jul-1999
Hong Kong	Published	01 107848.8	14-Jul-1999
Japan	Published	2000-560621	14-Jul-1999

Case Number: 70	Owner: CDT

Title: Optical Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB99/02271	14-Jul-1999
Korea, Republic of	Pending	7000610/2001	14-Jul-1999
United States of America	Pending	09/743,621	14-Jul-1999
China	Published	99 810422.1	14-Jul-1999
European Patent Convention	Published	99933046.7	14-Jul-1999
Hong Kong	Published	01 107847.9	14-Jul-1999
Japan	Published	2000-560063	14-Jul-1999

Case Number: 71	Owner: CDT

Title: Self Assembled Transport Layers for OLEDs

Country	Status	Application Number	Application Date	Patent Number	Issue Date
France	Granted	98941597	04-Sep-1998	1010360	17-Mar-2004
Germany, Federal Republic	Granted	98941597	04-Sep-1998	69822480e103317	04-Sep-2018
Japan	Granted	2000-511341	04-Sep-1998	3442363	20-Jun-2003
Netherlands	Granted	98941597	04-Sep-1998	1010360	17-Mar-2004
Taiwan	Granted	87118410	05-Nov-1998	129518	24-Jul-2001
United Kingdom	Granted	98941597	04-Sep-1998	1010360	17-Mar-2004
European Patent Convention	Nat. Filed	98941587.1	04-Sep-1998	1010360	17-Mar-2004
Patent Cooperation Treaty	Nat. Filed	PCTGB98/02671	04-Sep-1998
United States of America	Pending	09/508,034	04-Sep-1998

Case Number: 72	Owner: CDT

Title: Compounds for Electronic Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	98941598	04-Sep-1998	1017735	19-Nov-2003
France	Granted	98/941598.9	04-Sep-1998	1017735	19-Nov-2003
Germany, Federal Republic	Granted	98/941598.9	04-Sep-1998	69819923ngfe103	04-Sep-2018
Japan	Granted	2000-510790	04-Sep-1998	3313357	31-May-2002
Netherlands	Granted	98/941598.9	04-Sep-1998	1017735	19-Nov-2003
United Kingdom	Granted	98/941598.9	04-Sep-1998	1017735	19-Nov-2003
United States of America	Granted	10/155,823	24-May-2002	6,626,566	30-Sep-2003
United States of America	Granted	09/508,035	30-May-2000	6,403,809	11-Jun-2002
Patent Cooperation Treaty	Nat. Filed	PCTGB98/02672	04-Sep-1998

Case Number: 73	Owner: CDT

Title: Display Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Japan	Granted	2000-566899	19-Feb-2001	3504922	19-Dec-2003
United States of America	Granted	09/763,072	17-Aug-1999	6,693,611	17-Feb-2004
Patent Cooperation Treaty	Nat. Filed	PCTGB99/02719	17-Aug-1999
Korea, Republic of	Pending	7002135/2001	17-Aug-1999
China	Published	99 811121.X	17-Aug-1999
European Patent Convention	Published	0940348	17-Aug-1999

Case Number: 76	Owner: CDT

Title: Display Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB99/04050	07-Dec-1999
Canada	Pending	2/354,139	07-Dec-1999
Korea, Republic of	Pending	7007191/2001	07-Dec-1999
United States of America	Pending	09/857,698	09-Nov-2001
	China	Published	99 815508.X	07-Dec-1999	07-Dec-2019
European Patent Convention	Published	0958360	07-Dec-1999
Hong Kong	Published	02 105599.2	30-Jul-2002
Japan	Published	2000-587391	07-Dec-1999

Case Number: 80	Owner: CDT

Title: Organic Light Emitting Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB99/04150	15-Dec-1999
Korea, Republic of	Pending	7007617/2001	15-Dec-1999
United States of America	Pending	09/868,351	15-Dec-1999
China	Published	99 815945.X	15-Dec-1999	15-Dec-2019
China	Published	02 142173.0	15-Dec-1999
European Patent Convention	Published	0961189	15-Dec-1999
Hong Kong	Published	03102593.4	10-Apr-2003
Japan	Published	2000-588818	15-Dec-1999

Case Number: 81	Owner: CDT

Title: Method of Forming Electrodes for Organic Light-Emitting

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	09/868,302	24-Sep-2001	6,576,093	10-Jun-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB99/04154	15-Dec-1999
Korea, Republic of	Pending	7007530/2001	15-Dec-1999
China	Published	99 815586.1	15-Dec-1999
European Patent Convention	Published	0961191	15-Dec-1999
Hong Kong	Published	02 103571.9	15-Dec-1999
Japan	Published	2000-588819	15-Dec-1999

Case Number: 82	Owner: CDT

Title: Organic Light-Emitting Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
China	Granted	99 815669.8	14-Dec-1999	ZL99815669.8	19-May-2004
Patent Cooperation Treaty	Nat. Filed	PCTGB99/04144	14-Dec-1999
Korea, Republic of	Pending	7007618/2001	14-Dec-1999
United States of America	Pending	09/868,262	03-Jan-2002
European Patent Convention	Published	0959554	14-Dec-1999
Japan	Published	2000-588817	14-Dec-1999

Case Number: 84	Owner: CDT

Title: Polymers, their preparation and uses

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB01/00809	26-Feb-2001
France	Pending	0907906	26-Feb-2001
Germany, Federal Republic	Pending	0907906	26-Feb-2001
Japan	Pending	2001-562601	26-Aug-2002
Taiwan	Pending	90108644	11-Apr-2001
United Kingdom	Pending	0907906	26-Feb-2001
European Patent Convention	Published	01907906.0	26-Feb-2001
United States of America	Published	10/204,919	26-Feb-2001

Case Number: 86	Owner: CDT

Title: POLYMER CONTAINING SUBSTITUTED TRIPHENYLAMINE UNIT

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB02/02803	20-Jun-2002
Japan	Pending	2003-507173	20-Jun-2002
United States of America	Pending	10/481,439	20-Jun-2002
European Patent Convention	Published	02740886.3	20-Jun-2002

Case Number: 87	Owner: CDT

Title: Opto-electrical Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	09/913,380	19-Dec-2001	6,707,248	16-Mar-2004
Patent Cooperation Treaty	Nat. Filed	PCTGB00/00478	14-Feb-2000
Patent Cooperation Treaty	Nat. Filed	PCTGB00/00476	14-Feb-2000
China	Pending	00 803666.7	14-Feb-2000
Hong Kong	Pending	02106682.8	12-Sep-2002
Korea, Republic of	Pending	7010215/2001	14-Feb-2000
Korea, Republic of	Pending	7010214/2001	14-Feb-2000
United States of America	Pending	10/800,575	15-Mar-2004
United States of America	Pending	09/913,381	29-Jan-2002
China	Published	00 803665.9	14-Feb-2000
European Patent Convention	Published	0902806	14-Feb-2000
European Patent Convention	Published	0902804	14-Feb-2000
Japan	Published	2000-599086	14-Feb-2000
Japan	Published	2000-599087	14-Feb-2000

Case Number: 88	Owner: CDT

Title: Polymers, Their Preparation and Uses

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	09/754,744	04-Jan-2001	6,512,082	28-Jan-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB01/00029	04-Jan-2001
Korea, Republic of	Pending	7008756/2002	05-Jul-2002
Taiwan	Pending	90101328	19-Jan-2001
China	Published	01 805339.4	04-Jan-2001
European Patent Convention	Published	0900173	04-Jan-2001
Japan	Published	2001-550309	04-Jan-2001

Case Number: 89	Owner: CDT

Title: Polymer Preparation

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Japan	Granted	2000-604091	03-Mar-2000	3310658	24-May-2002
United States of America	Granted	09/518,991	03-Mar-2000	6,353,072	05-Mar-2002
Patent Cooperation Treaty	Nat. Filed	PCTGB00/00771	03-Mar-2000
Canada	Pending	2362459	03-Mar-2000
Korea, Republic of	Pending	7011275/2001	03-Mar-2000
China	Published	00 804675.1	03-Mar-2000
European Patent Convention	Published	0907788	03-Mar-2000
Hong Kong	Published	02 106916.6	23-Sep-2002
United States of America	Published	10/090,474	04-Mar-2002

Case Number: 91	Owner: CDT

Title: Method of Producing Organic Light-Emissive Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB00/01991	01-Jun-2000
United States of America	Pending	10/009,078	19-Jun-2002

Case Number: 93	Owner: CDT-SEC

Title: Multiple Wavelength Light Emitting Device, Electronic Aparatus, and

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB00/02143	02-Jun-2000
Japan	Pending	TBA	02-Jun-2000
Korea, Republic of	Pending	7015590/2001	02-Jun-2000
United States of America	Pending	09/980,100	08-Mar-2002
China	Published	00 811102.2	02-Jun-2000
European Patent Convention	Published	0937036	02-Jun-2000

Case Number: 96	Owner: CDT

Title: Light-emitting Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB00/02121	01-Jun-2000
Hong Kong	Pending	02 106295.7	01-Jun-2000
Japan	Pending	2001-502180	01-Jun-2000
Korea, Republic of	Pending	7015814/2001	01-Jun-2000
United States of America	Pending	10/009,079	29-Apr-2002
China	Published	00 808591.9	01-Jun-2000
European Patent Convention	Published	0935383	01-Jun-2000	01-Jun-2020

Case Number: 101	Owner: CDT

Title: Polymers, Their Preparation and Uses

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Granted	0208403.6	12-Oct-2000	2371679	19-May-2004
Patent Cooperation Treaty	Nat. Filed	PCTGB00/03911	12-Oct-2000
United States of America	Published	10/122,685	12-Oct-2000

Case Number: 103	Owner: CDT-SEC

Title: A Formulation for Depositing a Light-Emitting Polymer Layer

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB00/03349	30-Aug-2000
Japan	Pending	2001-520800	30-Aug-2000
Korea, Republic of	Pending	7002525/2002	30-Aug-2000
China	Published	00812208.3	30-Aug-2000
European Patent Convention	Published	0956699	30-Aug-2000	30-Aug-2020
Hong Kong	Published	03100402.9	16-Jan-2003
United States of America	Published	10/060,444	30-Aug-2000	30-Aug-2020

Case Number: 108	Owner: CDT

Title: Aromatic Derivatives for Luminescent Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Japan	Granted	2001-512779	24-Jul-2000	3403188	28-Feb-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB00/02850	24-Jul-2000
Korea, Republic of	Pending	7001044/2002	24-Jan-2002
United States of America	Pending	10/048,097	04-Jun-2002
China	Published	00 810826.9	24-Jul-2000
European Patent Convention	Published	00946212.8	24-Jul-2000

Case Number: 175	Owner: CDT

Title: LUMINESCENT POLYMER

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB01/00019	04-Jan-2001
Korea, Republic of	Pending	7008759/2002	05-Jul-2002
Taiwan	Pending	90101326	19-Jan-2001
United States of America	Pending	10/169,692	07-Nov-2002
China	Published	01 805336.X	04-Jan-2001
European Patent Convention	Published	01901239.2	04-Jan-2001
Hong Kong	Published	03105342.1	24-Jul-2003
Japan	Published	2001-550308	04-Jan-2001

Case Number: 200	Owner: CDT

Title: Doping

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	00919019.0	05-Apr-2000	1166281	07-Jul-2004
France	Granted	00919019.0	05-Apr-2000	1166281	07-Jul-2004
Germany, Federal Republic	Granted	00919019.0	05-Apr-2000	1166281	07-Jul-2004
United Kingdom	Granted	00919019.0	05-Apr-2000	1166281	07-Jul-2004
Patent Cooperation Treaty	Nat. Filed	PCTGB00/01288	05-Apr-2000
Korea, Republic of	Pending	7012766/2001	05-Apr-2000
United States of America	Pending	tba	05-Apr-2000
United States of America	Pending	09/958,257	19-Feb-2002
China	Published	00 807051.2	05-Apr-2000
European Patent Convention	Published	04075962.3	26-Mar-2004
Hong Kong	Published	02108243.6	14-Nov-2002
Japan	Published	2000-610019	05-Apr-2000

Case Number: 205	Owner: CDT

Title: Method of Producing an Organic Light-Emissive Device

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Taiwan	Granted	90116585	06-Jul-2001	176083	11-Aug-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB01/03014	05-Jul-2001
United Kingdom	Published	02 29433.8	05-Jul-2001
United States of America	Published	10/332,061	05-Jul-2001

Case Number: 207	Owner: CDT

Title: Methods of Producing an Organic Light-Emissive Device

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Taiwan	Granted	89125716	06-Apr-2001	166113	17-Mar-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB00/04441	22-Nov-2000
United States of America	Pending	10/130,772	13-Aug-2002
China	Published	00 816204.2	24-May-2002
European Patent Convention	Published	0977683	22-Nov-2000
Hong Kong	Published	03105690.9	08-Aug-2003

Case Number: 208	Owner: CDT

Title: Luminescent Polymer

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB01/00825	26-Feb-2001
Taiwan	Pending	90115399	26-Jun-2001
United States of America	Pending	10/204,993	02-Dec-2002
European Patent Convention	Published	0907911	26-Feb-2001
Japan	Published	2001-562644	26-Aug-2002

Case Number: 211	Owner: CDT

Title: Backlight

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Taiwan	Granted	90111973	18-May-2001	NI-160704	11-Aug-2002
Patent Cooperation Treaty	Nat. Filed	PCTGB01/01990	08-May-2001
United States of America	Published	10/276,164	08-May-2001

Case Number: 213	Owner: CDT

Title: COPOLYMER

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB01/01037	09-Mar-2001
Taiwan	Pending	90108429	09-Apr-2001
European Patent Convention	Published	0910036	09-Mar-2001
Japan	Published	2001-565781	10-Sep-2002
United States of America	Published	10/221,060	09-Mar-2001

Case Number: 218	Owner: CDT

Title: Light Emitting Diodes

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB01/02732	21-Jun-2001
Korea, Republic of	Pending	2002-7017485	21-Dec-2002
Taiwan	Pending	90115287	22-Jun-2001
China	Published	01811604.3	21-Jun-2001
European Patent Convention	Published	0943610	21-Jun-2001
Japan	Published	2002-503946	24-Dec-2002
United States of America	Published	10/276,108	18-Jun-2003

Case Number: 221	Owner: CDT

Title: Polymer and uses thereof

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Taiwan	Granted	90123613	03-Oct-2001	185811	14-Jan-2004
Patent Cooperation Treaty	Nat. Filed	PCTGB01/04281	25-Sep-2001
European Patent Convention	Published	0967566	25-Sep-2001
Japan	Published	2002-531237	26-Mar-2003
United States of America	Published	10/381,544	25-Sep-2001

Case Number: 223	Owner: CDT

Title: Optoelectronic Devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Taiwan	Granted	90104252	23-Feb-2001	175690	07-Aug-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB01/00496	07-Feb-2001
European Patent Convention	Published	0904103	07-Feb-2001
Japan	Published	2001-559074	06-Aug-2002
United States of America	Published	10/203,683	07-Feb-2001

Case Number: 226	Owner: CDT

Title: LIGHT-EMISSIVE POLYMER BLENDS AND LIGHT EMISSIVE DEVICES MADE

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB01/04381	02-Oct-2001
European Patent Convention	Published	01972272.7	02-Oct-2001
United States of America	Published	10/398,142	02-Oct-2001

Case Number: 236	Owner: CDT-SEC

Title: Multiple-Wavelength Light Emitting Device and Electronic

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Granted	99 19826.9	20-Aug-1999	2353400	14-Jan-2004
United States of America	Granted	09/807,754	14-Aug-2000	6,639,250	28-Oct-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB00/03121	14-Aug-2000
Korea, Republic of	Pending	7004961/2001	14-Aug-2000
European Patent Convention	Published	00953304.3	14-Aug-2000

Case Number: 237	Owner: CDT

Title: Formulation and Method for Depositing a Material on a Substrate

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB02/00845	27-Feb-2002
China	Pending	02805595.0	27-Feb-2002
Hong Kong	Pending	04103743.0	25-May-2004
Japan	Pending	2002-568175	27-Feb-2002
United States of America	Pending	10/469,443	05-Jan-2004
European Patent Convention	Published	02702497.5	27-Feb-2002

Case Number: 240	Owner: CDT

Title: Polymers, their preparation and uses

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB02/02179	10-May-2002
Patent Cooperation Treaty	Nat. Filed	PCTGB02/02167	10-May-2002
China	Pending	02811266.0	10-May-2002
Japan	Pending	2002-589592	09-Jan-2004
Japan	Pending	2002-589593	10-May-2002
Korea, Republic of	Pending	20037014648	10-May-2002
Taiwan	Pending	91109838	10-May-2002
Taiwan	Pending	91109837	10-May-2002
United States of America	Pending	10/477,337	10-May-2002
United States of America	Pending	10/477,037	10-May-2002
European Patent Convention	Published	02722513.5	10-May-2002
European Patent Convention	Published	02722520.0	10-May-2002
France	Published	02722520.0	10-May-2002
Germany, Federal Republic	Published	02722520.0	10-May-2002
United Kingdom	Published	02722520.0	10-May-2002

Case Number: 241	Owner: CDT

Title: POLYMER, ITS PREPARATION AND USES

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB02/01585	10-Apr-2002
Japan	Pending	2002582109	10-Apr-2002
United States of America	Pending	10/475,027	12-Mar-2004
European Patent Convention	Published	02708540.6	10-Apr-2002

Case Number: 242	Owner: CDT

Title: Polymer

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB02/00749	20-Feb-2002
Japan	Pending	2002-566250	20-Feb-2002
European Patent Convention	Published	02700454	20-Feb-2002
United States of America	Published	10/468,719	20-Feb-2002

Case Number: 247	Owner: CDT

Title: TWISTED POLYMERS, USES THEREOF AND PROCESSES FOR THE

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB01/04303	26-Sep-2001
European Patent Convention	Published	01969996.6	26-Sep-2001
Japan	Published	2002-531235	26-Sep-2001
United States of America	Published	10/381,583	23-Jun-2003

Case Number: 262	Owner: CDT

Title: A Formulation for Depositing a Conjugated Polymer Layer

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Taiwan	Granted	90104585	27-Feb-2001	176271	14-Aug-2003
Patent Cooperation Treaty	Nat. Filed	PCTGB01/00852	28-Feb-2001
European Patent Convention	Published	01907930.0	28-Feb-2001
France	Published	0907930	28-Feb-2001
Germany, Federal Republic	Published	0907930	28-Feb-2001
Japan	Published	2002-524016	28-Feb-2003
Netherlands	Published	0907930	28-Feb-2001
United Kingdom	Published	0907930	28-Feb-2001
United States of America	Published	10/362,431	28-Feb-2001

Case Number: 271	Owner: CDT

Title: Multi-step organic light emissive devices (Thick Film EL Device)

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB02/03459	29-Jul-2002
United States of America	Pending	tba	29-Jan-2004

Case Number: 273	Owner: CDT

Title: Electrical Connection of Optoelectronic devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Pending	GB2003/005571	18-Dec-2003

Case Number: 277	Owner: CDT

Title: MONOMER FOR USE IN PREPARATION OF A POLYMER TO BE USED IN

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Hong Kong	Pending	04103955.3	23-Jan-2002
Japan	Pending	2002-559423	24-Jul-2003
United States of America	Pending	10/470,049	10-Nov-2003
China	Published	02804060.0	23-Jan-2002
European Patent Convention	Published	02710106.2	23-Jan-2002
Patent Cooperation Treaty	Published	PCTGB02/00294	23-Jan-2002

Case Number: 279	Owner: CDT

Title: NaF/Al cathode

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB02/03394	24-Jul-2002
China	Pending	02816169.6	24-Jul-2002
Japan	Pending	2003-517962	24-Jul-2002
Korea, Republic of	Pending	2004-7000930	24-Jul-2002
Taiwan	Pending	091116741	26-Jul-2002
United States of America	Pending	10/484,763	24-Jul-2002
European Patent Convention	Published	02747593.8	24-Jul-2002

Case Number: 288	Owner: CDT-SEC

Title: Multiple Wavelength Light Emitting Device, Electronic Apparatus, and

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Taiwan	Granted	89105849	29-Mar-2000	167092	02-Apr-2003
Patent Cooperation Treaty	Nat. Filed	PCTJP00/01962	29-Mar-2000
China	Pending	00 800987.2	29-Mar-2000
Japan	Pending	2000-608851	29-Mar-2000
Korea, Republic of	Pending	10-2000-7013448	29-Mar-2000
United States of America	Pending	09/701,468	29-Nov-2000
European Patent Convention	Published	0912924	29-Mar-2000

Case Number: 289	Owner: CDT

Title: OPTOELECTRONIC DISPLAYS (Photoluminescence quenching display)

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB02/03935	29-Aug-2002
China	Pending	tba	29-Aug-2002
Japan	Pending	2003-525365	29-Aug-2002
Korea, Republic of	Pending	2004-7003091	29-Aug-2002
United States of America	Pending	10/488,419	29-Aug-2002
European Patent Convention	Published	02762550.8	29-Aug-2002

Case Number: 290	Owner: CDT

Title: (Monomers and Polymers)

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Japan	Pending	2003-538226	18-Oct-2002
United States of America	Pending	TBA	18-Oct-2002
European Patent Convention	Published	02772531.6	18-Oct-2002
Patent Cooperation Treaty	Published	PCTGB02/04723	18-Oct-2002

Case Number: 291	Owner: CDT

Title: Method of polymerisation

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB02/04743	21-Oct-2002
Japan	Pending	2003 538300	21-Oct-2002
United States of America	Pending	10/493,643	21-Oct-2002
European Patent Convention	Published	02777441.3	21-Oct-2002

Case Number: 292	Owner: CDT

Title: POLYMER PREPARATION (Polymerisation)

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Japan	Pending	2003 538225	22-Oct-2002
United States of America	Pending	10/493,650	22-Oct-2002
European Patent Convention	Published	02770088.9	22-Oct-2002
Patent Cooperation Treaty	Published	PCTGB02/04752	22-Oct-2002

Case Number: 293	Owner: CDT

Title: ELECTROLUMINESCENT DEVICE

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB02/03882	23-Aug-2002
China	Pending	02818372.X	23-Aug-2002
Japan	Pending	20032-523037	23-Aug-2002
Korea, Republic of	Pending	2004 7002763	23-Aug-2002
Taiwan	Pending	091119146	23-Aug-2002
United States of America	Pending	10/488,073	23-Aug-2002
European Patent Convention	Published	02753152.4	23-Aug-2002

Case Number: 294	Owner: CDT

Title: Driver scheme

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	PCTGB03/01712	22-Apr-2003

Case Number: 296	Owner: CDT

Title: METHOD OF PREPARING PHOTORESPONSIVE DEVICES, AND DEVICES

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United States of America	Granted	09/974,018	10-Oct-2001	6,670,213	30-Dec-2003
United States of America	Pending	10/740,199	18-Dec-2003

Case Number: 299	Owner: CDT

Title: METHOD FOR PREPARING LIGHT EMITTING DEVICES

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	PCTGB03/00742	20-Feb-2003

Case Number: 300	Owner: CDT

Title: SUCTION DEVICE

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	PCTGB20302249	22-May-2003

Case Number: 301	Owner: CDT

Title: Improving contrast

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	PCTGB03/01784	28-Apr-2003

Case Number: 305	Owner: CDT

Title: DISPLAY DRIVERS (Pixel circuit)

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB02/04773	23-Oct-2002
China	Pending	02821879.5	23-Oct-2002
Japan	Pending	2003-540963	23-Oct-2002
Korea, Republic of	Pending	10-2004-7006289	23-Oct-2002
United States of America	Pending	TBA	23-Oct-2002
European Patent Convention	Published	02770091.3	23-Oct-2002

Case Number: 313	Owner: CDT

Title: PELLET FEEDER (Method of supplying material for vapour deposition)

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Pending	02 16992.8	22-Jul-2002
Patent Cooperation Treaty	Published	GB2003/02925	08-Jul-2003

Case Number: 315	Owner: CDT

Title: Method of preparation of organic optoelectronic and electronic devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	PCTGB03/01214	21-Mar-2003

Case Number: 317	Owner: CDT

Title: Pixel circuit

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB02/04781	23-Oct-2002
China	Pending	02821880.9	23-Oct-2002
European Patent Convention	Pending	02802331.5	23-Oct-2002
Japan	Pending	2003-540971	23-Oct-2002
Korea, Republic of	Pending	5-1998-700291-5	23-Oct-2002
United States of America	Pending	TBA	23-Oct-2002

Case Number: 318	Owner: CDT

Title: OLED driving

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	GB2003/002529	11-Jun-2003
United Kingdom	Published	02 13986.3	18-Jun-2002

Case Number: 320	Owner: CDT

Title: COMBINED INFORMATION DISPLAY AND INFORMATION INPUT DEVICE

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	GB2003/002734	26-Jun-2003

Case Number: 321	Owner: CDT

Title: DISPLAY DEVICES (Short Title: Pixel patterning)

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	GB2003/001720	23-Apr-2003

Case Number: 322	Owner: CDT-General Electric

Title: OPTICAL DEVICE

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	GB2003/003960	3-Sep-03

Case Number: 325	Owner: CDT

Title: Column drivers

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	PCTGB03/01100	14-Mar-2003
United Kingdom	Published	02 06062.2	14-Mar-2002

Case Number: 334	Owner: CDT

Title: Patterning Method

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	GB2003/002917	07-Jul-2003

Case Number: 346	Owner: CDT

Title: Thermal treatment of devices

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	GB2003/004406	10-Oct-2003

Case Number: 347	Owner: CDT

Title: DEPOSITION APPARATUS AND METHODS (Inkjet head movement)

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Pending	02 24109.9	16-Oct-2002
Patent Cooperation Treaty	Published	GB2003/004482	14-Oct-2003

Case Number: 348	Owner: CDT

Title: Drop volume measurement

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Pending	02 27778.8	28-Nov-2002
Patent Cooperation Treaty	Published	PCT/GB2003/005033	19-Nov-2003

Case Number: 354	Owner: CDT

Title: Column circuitry for passive matrix drive

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	GB2003/002550	12-Jun-2003
United Kingdom	Published	02 13989.7	18-Jun-2002

Case Number: 359	Owner: CDT

Title: ORGANIC OPTOELECTRONIC DEVICE ENCAPSULATION PACKAGE (Improving

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	GB2003/003615	15-Aug-2003

Case Number: 361	Owner: CDT

Title: INTERCONNECTABLE BUILDING BLOCKS (Polymer electronics device for

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	GB2003/003602	15-Aug-2003

Case Number: 364	Owner: CDT

Title: COLOUR SOURCE AND METHOD FOR ITS FABRICATION

Country	Status	Application Number	Application Date	Patent Number	Issue Date
European Patent Convention	Granted	95/919727.8	16-May-1995	0760843	22-Aug-2001
France	Granted	95919727.8	16-May-1995	95919727.8	22-Aug-2001
Germany, Federal Republic	Granted	95919727.8	16-May-1995	69522324e103322	16-May-2015
Netherlands	Granted	95919727.8	16-May-1995	0760843	22-Aug-2001
Sweden	Granted	9401688	17-May-1994	0506019	03-Nov-1997
United Kingdom	Granted	95 919727.8	16-May-1995	0760843	22-Aug-2001
United States of America	Granted	08/737,572	17-Apr-1997	6,117,567	12-Sep-2000
Patent Cooperation Treaty	Nat. Filed	PCTSE95/00549	16-May-1995
Japan	Pending	10-500441	16-May-1995

Case Number: 370	Owner: CDT

Title: POLYMER (High Electron Affinity Fluorenes)

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Pending	02 25869.7	06-Nov-2002
Patent Cooperation Treaty	Published	GB2003/004753	04-Nov-2003

Case Number: 407	Owner: CDT Oxford

Title: PATTERNED ORGANIC LIGHT EMITTING DEVICE

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB01/03190	12-Jul-01
United Kingdom	Published	03 00871.1	12-Jul-01

Case Number: 408	Owner: CDT Oxford

Title: IMPROVEMENTS IN OR RELATING TO DATA DISPLAYS

Country	Status	Application Number	Application Date	Patent Number	Issue Date
United Kingdom	Published	01 08062.1	30-Mar-01

Case Number: 409	Owner: CDT Oxford

Title: A METHOD OF PROVIDING A LAYER INCLUDING A METAL OR SILICON OR

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB02/02181	13-May-02
Japan	Pending	2002-590431	13-May-02
United States of America	Pending	10/477,336	13-May-02
European Patent Convention	Published	2722521.8	13-May-02

Case Number: 410	Owner: CDT Oxford

Title: TERTIARY DIAMINES CONTAINING HETEROCYCLIC GROUPS AND THEIR USE

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCTGB02/03115	4-Jul-02
Japan	Pending	2003-514065	4-Jul-02
United States of America	Pending	10/483,802	4-Jul-02
European Patent Convention	Published	2743418.2	4-Jul-02

Case Number: 411	Owner: CDT Oxford

Title: LIGHT EMITTING DEVICE AND COMPOUNDS FOR USE THEREIN

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Nat. Filed	PCT/GB2002/005176	15-Nov-02
European Patent Convention	Pending	2777550.1	15-Nov-02
Japan	Pending		16-Nov-02
United States of America	Pending	TBA	15-Nov-02

Case Number: 413	Owner: CDT Oxford

Title: PHOSPHORESCENT COMPOSITIONS AND ORGANIC LIGHT EMITTING DEVICES

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	PCTGB03/00857	3-Mar-03

Case Number: 414	Owner: CDT Oxford

Title: POLYMERISABLE COMPOSITIONS AND ORGANIC LIGHT-EMITTING DEVICES

Country	Status	Application Number	Application Date	Patent Number	Issue Date
Patent Cooperation Treaty	Published	PCTGB03/00899	3-Mar-03

Schedule B To Security Agreement

LICENSES

Copyrights

None.

Trademarks

None.

Patents

Licenses

License, dated November 17, 1995, between Philips Electronics UK Limited and Cambridge Display Technology Limited

License Agreement, dated August 1, 1996, between Cambridge Display Technology, Ltd. and Philips Electronics N.V.

Cross License Agreement, dated November 25, 1999, between Cambridge Display Technology Limited and Seiko Epson Corporation

Patent Licence for Displays and Display Illumination dated 20 May 2003 between Cambridge Display Technology Limited and Dai Nippon Printing Co., Ltd

Patent Licence for Displays and Display Illumination dated 26 August 2003 between Innoled Private Limited and CDT Licensing Limited

Patent Licence for Microdisplays dated 28 March 2002 between Cambridge Display Technology Limited and MicroEmissive Displays Limited

Patent Licence dated 31 December 1996 between Cambridge Display Technology Limited and Delta Electronics Inc (novated from Innovative Display Technologies on 28 August 1998)

Patent Licence and Know-How Agreement dated 21 December 2001 between ST Microelectronics NV and Cambridge Display Technology Limited

Patent License, dated April 27, 2001, between Cambridge Display Technology Limited and OSRAM Opto Semiconductors Gmbh & Co. OHG

License Agreement, dated August 13, 2001, between Cambridge Display Technology Limited and Sumitomo Chemical Co., Ltd.

Option Agreement, dated December 1, 2003, between Cambridge Display Technology Limited, CDT Oxford Ltd. and Sumitomo Chemical Co., Ltd.

Patent License of Displays and Display Illumination, dated October 16, 2001, between Cambridge Display Technology Limited, E.I. DuPont De Nemours and Company and Uniax Corporation

Patent and Know-How License, dated December 14, 2001, between Cambridge Display Technology Limited and Covion Organic Semiconductors GmbH

Materials Intellectual Property Agreement dated 13 November 2001 between Cambridge Display Technology Limited and Dow Chemical Company

Patent Licence dated 24 January 2000 between HC Starck and Cambridge Display Technology Limited

The New LEP Technology Agreement, dated January 1, 2001, between Cambridge Display Technology Limited and the University of Cambridge

Licence of Technology dated 21 January 2002 between Isis Innovation Limited, University of Oxford, University of St Andrews and Opsys Limited.

Side Letter, dated October 23, 2002, between Cambridge Display Technology Limited and Opsys Limited wherein Opsys granted certain rights under the Opsys IP to Cambridge Display Technology

Patent Technology License, dated October 25, 2002, between Opsys UK Limited and Opsys US Corporation

License Agreement, dated October 25, 2002, between Cambridge Display Technology Limited and Opsys US Corporation

Patent Licence dated 21 June 2004 between CDT Oxford Limited and Arborescent 2 Limited (a subsidiary of Opsys Limited and Cambridge Display Technology Limited) entered into pursuant to the Transaction documentation entered into for the purchase of shares in CDT Oxford Limited (formerly known as Opsys UK Limited) on 23 October 2002.

License Agreement, dated October 25, 2002, between Cambridge Display Technology Limited and Opsys Limited

Schedule C To Security Agreement

PENDING LITIGATION

Cambridge Display Technology Limited (“CDT”) initiated an action in the High Court of Justice against E.I. DuPont de Nemours and Company for payment of a minimum royalty under a Patent Licence for Displays and Display Illumination dated 16 October 2001. The Court found in favour of E.I DuPont de Nemours and Company and CDT has subsequently lodged an appeal against the judgement with the Court of Appeal.

Schedule D To Security Agreement

UCC Filing Jurisdictions

District of Columbia

Other Filings

1. U.S. Copyright Office

A. Grantor has executed in blank and delivered to the Secured Party an assignment of Copyright Licenses and Copyrights set forth in Schedules A and B hereto. The assignment is in the form of Schedule E hereto. Grantor hereby authorizes the Secured Party to complete and record with the U.S. Copyright Office each assignment upon the occurrence of an Event of Default that is continuing at the time of filing.

B. Grantor hereby authorizes the Secured Party to file a copy of this Security Agreement with the U.S. Copyright Office for each Copyright License and Copyright set forth in Schedules A and B hereto.

2. U.S. Patent and Trademark Office

A. Patents. Grantor has executed conditional assignments (in the form of Schedule E hereto) for each Patent License and Patent set forth in Schedule A and B hereto. Grantor hereby authorizes the Secured Party to file the conditional assignments with the U.S. Patent and Trademark Office (or the appropriate foreign patent office).

B. Trademarks

1. Grantor has executed in blank and delivered to the Secured Party an assignment of Trademark Licenses and Trademarks set forth in Schedules A and B hereto. The assignment is in the form of Schedule E hereto. Grantor hereby authorizes the Secured Party to complete and record with the U.S. Patent and Trademark (or the appropriate foreign or state office) each assignment upon the occurrence of an Event of Default that is continuing at the time of filing.

2. Grantor hereby authorizes the Secured Party to file a copy of this Security Agreement with the U.S. Patent and Trademark Office for each Trademark License and Trademark now or hereafter set forth in Schedules A and B hereto.

3. Foreign Filings

Grantor shall promptly and duly execute, deliver and/or file any and all documents and instruments with any foreign recording office with respect to the Collateral and take such further action as Secured Party may reasonably deem necessary or desirable to perfect its security interest in the Collateral in any foreign jurisdiction, including, without limitation, any foreign patent, trademark and/or copyright office.

Schedule E To Security Agreement

Form Assignment Documents

1. FORM OF COPYRIGHT ASSIGNMENT

COPYRIGHT ASSIGNMENT

This Assignment Agreement (this “Assignment”) is made this          day of             , 200    , by and between [NAME], a [TYPE OF ENTITY] (“Assignor”) and [NAME], a [TYPE OF ENTITY] (“Assignee”) for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged.

Assignor hereby assigns, grants and delivers (and hereby further agrees to assign, grant and deliver) exclusively unto Assignee all rights, titles and interests of every kind and nature whatsoever in and to the [DESCRIBE COPYRIGHTED MATERIAL], Copyright Registration Nos.                     , copies of which are attached hereto as Annex 1 and incorporated herein by reference, and all copies, versions, and derivatives thereof, (collectively, the “Works”), including all copyrights therein and thereto, all licenses to or for the Works, all renewals thereof, and all copyright registrations therefor. The rights assigned include, but are not limited to, all rights to secure copyright registration, renewals and extensions for those copyrights in the United States and every other country of the world, as well as all rights of publication, right to license, rights to create derivative works and all other rights which are incident to copyright ownership, together with all claims for damages and other remedies by reason of past infringement of any of the foregoing intellectual property rights, with the right to sue for, and collect, the same for Assignee’s own use and benefit. Assignor hereby waives and transfers to Assignee any and all moral rights that Assignor may have under the law of any jurisdiction to the maximum extent permissible under law, and acknowledges that Assignee shall have the right to add to, subtract from, rearrange, edit and/or change the Works.

Assignor further agrees to execute and deliver to Assignee, its successors and assigns, such other and further instruments and documents as Assignee reasonably may request for the purpose of establishing, evidencing and enforcing or defending its complete, exclusive, perpetual and worldwide ownership of all rights, titles and interests of every kind and nature whatsoever, including all copyrights, in and to any Work, and Assignor hereby constitutes and appoints Assignee as its agent and attorney-in-fact, with full power of substitution, to execute and deliver such documents or instruments as Assignor may fail or refuse to execute and deliver, this power and agency being coupled with an interest and being irrevocable.

Should there be any conflict between any provision of this Assignment and any present or future law (statutory or common law), contrary to which the parties have no legal or enforceable right to contract, the latter shall prevail, but in such event the provision of this Assignment affected shall be curtailed and limited only to the extent necessary to bring it within legal and enforceable requirements, and the other provisions of this Assignment shall not be affected but shall remain in full force and effect.

Agreed to and accepted this          day of                      2003.

[ASSIGNOR]:	[ASSIGNEE]:

By:	By:
Name:	Name:
Title:	Title:

Annex 1

[PHOTO OR COPY OF THE WORK PLUS REGISTRATION INFO]

2. FORM OF CONDITIONAL ASSIGNMENT OF PATENTS

CONDITIONAL ASSIGNMENT OF PATENTS

THIS CONDITIONAL ASSIGNMENT is made this          day of             , 200    , by and between IPIFS GUARANTEE CORP., a Delaware corporation having its principal offices at 2221 Edge Lake Drive, Suite 100, Charlotte, North Carolina 28217 (“Assignee”), and                     , a                      corporation having its principal offices at                          (“Assignor”).

W I T N E S S E T H :

WHEREAS, Assignor is the sole owner of all right, title and interest in and to or the licensee of the patents, patent applications and inventions identified on attached Annex 1, which is incorporated by reference, and all corresponding patents and patent applications in all jurisdictions worldwide, and divisions, continuations, continuations-in-part, reissues, reexaminations, renewals or extensions thereof, any patent issuing thereon, and all licenses to or for such patents (collectively, the “Patents”);

WHEREAS, simultaneously with the execution of this Conditional Assignment Assignor received a loan from                      (“Lender”) pursuant to a Credit Agreement between the Assignor and the Lender effective the          day of              200     (the “Loan”);

WHEREAS, the Loan is conditioned on, inter alia, Assignee guaranteeing the repayment of the Loan;

WHEREAS, as a material inducement to Assignee guaranteeing the Loan, Grantor has simultaneously executed a Reimbursement Agreement dated                     , by and between the Assignor and Assignee (the “Reimbursement Agreement”) and a Security Agreement dated                     , by and between the Assignor and Assignee (the “Security Agreement”) granting a lien in and a conditional assignment of the Patents;

WHEREAS, pursuant to the Reimbursement Agreement, the Security Agreement and 37 C.F.R. § 3.56, Assignor desires to assign to Assignee, upon an Event of Default (as defined in the Reimbursement Agreement) the entire right, title and interest in and to the Patents and Assignee wishes to obtain, upon an Event of Default, the entire right, title and interest in and to the Patents;

NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Assignor, pursuant to 37 C.F.R. §3.56, conditionally assigns all right, title and interest in and to the Patents, including all rights to sue and recover for the past infringement thereof, and any and all causes of action related thereto, to Assignee, provided that such assignment is conditioned upon the occurrence of an Event of Default. Upon the occurrence of an Event of Default, all right, title and interest in and to the Patents along with any and all rights of enforcement with respect to the Patents, including all rights to sue and recover for the past infringement thereof, and any and all causes of action related thereto shall be, and are hereby, immediately and irrevocably assigned, transferred, set over and conveyed to Assignee.

2. Assignor also agrees at any time to execute and to deliver upon request of Assignee such additional documents as the Assignee may deem necessary or desirable to secure patent protection throughout the world, and otherwise to do whatever necessary to give the full effect to and perfect the rights of the Assignee under this Assignment, including the execution, delivery and procurement of such other documents evidencing this Assignment as the Assignee may deem necessary or desirable.

3. The parties acknowledge and agree that this assignment is conditional upon the occurrence of an Event of Default and that presently, and until the occurrence of an Event of Default, there has been no assignment of the Patents. Therefore, until an Event of Default has occurred, the Assignor enjoys all of the substantive rights of patent ownership, including, without limitation, the right to sue for infringement, the right to prosecute any pending related applications and the duty to pay all maintenance fees for the Patents

4. In the event Assignee was, is or becomes a party to or other participant in, or is threatened to be made a party to or other participant in, a threatened, pending or completed action, claim, suit or proceeding by reason of (or arising or allegedly arising in any manner out of or relating to in whole or in part) this Conditional Assignment, the Reimbursement Agreement and/or the Security Agreement, Assignor to the fullest extent permitted by applicable law shall indemnify and hold harmless the Assignee from and against any and all losses, damages, judgments, awards, fines, penalties, amounts paid or payable in settlement, deficiencies and expenses (including, without limitation, all reasonable attorney’s fees, costs, witness fees and expenses, interest, assessments, and other charges) suffered, incurred or sustained by the Assignee or to which the Assignee becomes subject, resulting from, arising out of or relating to such action, claim, suit or proceeding (it being understood that any such losses, damages, judgments, awards, fines, penalties, amounts, deficiencies and expenses shall be paid or reimbursed (as applicable) by Assignor as soon as practicable but in any event no later than 15 days after written request is made to Assignor accompanied by supporting documentation). The Assignee shall give Assignor written notice of any action, claim, suit or proceeding (accompanied by such reasonable supporting documentation as may be in the Assignee’s possession) as soon as practicable after the Assignee becomes aware thereof; provided that the failure of the Assignee to give such notice shall not relieve Assignor of its indemnification obligations under this Conditional Assignment.

5. Upon the occurrence of an Event of Default all of the foregoing Patents shall be held and enjoyed by Assignee for its own use and for the use of its successors, assigns or other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this conditional transfer to Assignee had not been made. This Assignment is not intended to limit Assignor’s obligation pursuant to §§ 2, 4.3, 5.5 and 5.6 of the Security Agreement to assign patents and patent applications that have not been included in Schedule 1.

IN WITNESS WHEREOF, Assignor has caused this instrument of Conditional Assignment to be executed and its corporate seal to be hereunto affixed.

Agreed to accepted this          day of                      2004.

[ASSIGNOR]:	IPIFS GUARANTEE CORP.:

By:	By:
Name:	Name:
Title:	Title:

ANNEX 1

Country	Patent No.	Issue Date	Title

3. FORM OF TRADEMARK ASSIGNMENT

TRADEMARK ASSIGNMENT

WHEREAS, [NAME], a [STATE] corporation; having its principal place of business at              (“Assignor”) has used the trademarks,             , Registration Nos.             , registered in the United States Patent and Trademark Office as set forth on the attached Annex 1, which is incorporated herein by reference (collectively, the “Marks”); and

WHEREAS, [NAME], a [TYPE OF ENTITY], having its principal place of business at                      (“Assignee”) is desirous of acquiring any and all rights that Assignor may have in and to the Marks and the registrations thereof, together with the goodwill of the business in connection with which any of the Marks is used and which is symbolized by such Mark, along with the right to pursue claims and recover damages and profits for past infringements thereof;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby assign, transfer, convey and deliver (and agrees further to assign, transfer, convey and deliver) unto Assignee all right, title and interest in and to each Mark, including the registration therefor and any common law rights therein, in the United States and throughout the world, and any and all similar designations thereto, together with the goodwill of the business in connection with which such Mark is used and which is symbolized by such Mark, along with any and all licenses to or for such Mark and the right to pursue claims and recover damages and profits for past infringements thereof.

Assignor agrees to execute and deliver at the request of the Assignee, all papers, instruments, and assignments, and to perform any other reasonable acts that Assignee may require in order to vest all of Assignor’s right, title, and interest in and to each Mark in Assignee and/or to provide evidence to support any of the foregoing in the event such evidence is deemed necessary by Assignee, to the extent such evidence is in the possession or control of Assignor.

Agreed to and accepted this              day of                      2004.

[ASSIGNOR]:	[ASSIGNEE]:

By:	By:
Name:	Name:
Title:	Title:

ANNEX 1

Registrant:

Mark:

Reg. No.:

Classes:

Reg. Date:

Schedule F To Security Agreement

EXCLUDED ITEMS

1.	A Patent Licence for Displays and Display Illumination dated 16 October 2001 between Cambridge Display Technology Limited (“CDT”), DuPont and Company (“DuPont”) and Uniax Corporation (“Uniax”) (the “DuPont Licence”) contains a clause providing for its modification if any subsequent licence entered into by CDT or any Member of CDT’s Group (as defined in the DuPont Licence) enters into a More Favourable Licence (as defined in the DuPont Licence). CDT has entered into two subsequent licences and CDT Licensing Limited, a Member of CDT’s Group (as defined in the DuPont Licence), has entered into one subsequent licence, [**].

2.	The Patent and Know-How Licence dated 16 October 2001 between DuPont, Uniax and CDT International Limited was terminated by DuPont and Uniax on January, 9 2004.

3.	[**]

4.	[**]

Exhibit G To Security Agreement

DISPOSITION OF COLLATERAL – EXCLUDED DISPOSITIONS

1.	Sale of Goods agreements that contain non-exclusive licenses, which are ancillary to the Sale of Goods agreement, and are included solely for use by the purchaser of the goods subject of such agreement, provided that the non-exclusive license does not grant a right to sub-license, make, have made, sell, or offer to sell any licensed goods, or import any goods that would be covered by the licensed patents.

2.	Non-exclusive licenses for the purposes of research only, provided only that such licenses do not (i) grant the licensee sublicensing or have made rights; or (ii) permit the licensee to sell, offer to sell, license, lease, assign, or otherwise convey to any third party any product or service covered by the licensed patents.

3.	Joint development agreements whereby the Company provides technology development services for one or more third parties under which intellectual property arising out of such joint development agreement may be owned [**], irrespective of any other terms in the agreement PROVIDED only that:

a.	In so far as any licenses of the intellectual property arising out of such joint development agreement to the joint development partner [**];

b.	Collateral in existence on the date of execution of such joint development agreement and Collateral created after such date but arising outside the scope of such joint development agreement shall be licensed to the joint development partner in accordance with Schedule H; and

c.	any licensing by the Company of intellectual property developed under such a joint development agreement to any third party (other than the joint development partner) shall be in accordance with Schedule H.

Exhibit H To Security Agreement

MINIMUM LICENCE TERMS

1.	Non-exclusive license to licensee (and affiliates) under [**] patents owned [**] by Cambridge Display Technology Limited (“CDT”) and/or CDT Oxford Limited (“Oxford”) as appropriate to manufacture, use, sell [**] light emitting devices for displays and/or lighting and/or photovoltaic devices.

2.	Minimum upfront fees of [**] for a [**] license [**] and [**] for all other licenses.

3.	With respect to Licenses for active matrix modules (or other relevant products), the minimum royalties applicable thereto shall be [**]%.

4.	An obligation on the licensee to maintain proper books and accounts to enable the amount of all royalties payable to be determined.

5.	The license to continue until the last of the patents the subject of the license expires.

6.	Termination by CDT or Oxford as appropriate on a material breach of the agreement by, or the insolvency of, the licensee.

7.	Termination by the licensee on not less than 6 months notice.

8.	No warranties from CDT or Oxford related to the patents or indemnities in respect of infringement by the licensee of any third party patents.

9.	Assignable on disposal of all or substantially all of licensee’s business.

10.	There shall no be restrictions on CDT’s ability to assign the license or any patents.

Schedule I To Security Agreement

IP ACCOUNTS

Cambridge Display Technology Limited Accounts:

1.	[**]

2.	[**]

CDT Oxford Limited Accounts:

1.	[**]